              As filed with the Securities and Exchange Commission
                              on April 28, 2004

                                                       Registration No. 811-3981
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     /X/ Pre-Effective Amendment No. 1  / / Post-Effective Amendment No. __

                       DRYDEN GOVERNMENT SECURITIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (800) 225-1852

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                          --------------------------
                    (Address of Principal Executive Offices)
                                 (Zip Code)

                                    [  ]

                             Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                     (Name and Address of Agent for Service)

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Class A, Class B, Class C and Class Z Common Stock, $.01 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                       DRYDEN GOVERNMENT SECURITIES TRUST
                       U.S. TREASURY MONEY MARKET SERIES

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                        -------------------------------

                           IMPORTANT PROXY MATERIALS
                        -------------------------------

                                PLEASE VOTE NOW
                        -------------------------------


                                                                    May   , 2004


Dear Shareholder


    I am writing to ask you to vote on an important proposal whereby the assets of U.S. Treasury Money Market Series (Treasury Series) would be acquired by Money Market Series. Treasury Series and Money Market Series are both series of Dryden Government Securities Trust (Government Securities Trust). A shareholder meeting for Treasury Series is scheduled for August 24, 2004. Only shareholders of Treasury Series will vote on the acquisition of Treasury Series' assets by Money Market Series.


    This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of Government Securities Trust has reviewed the proposal and recommended that it be presented to shareholders of Treasury Series for their consideration. Although the Trustees have determined that the proposal is in the best interests of shareholders, the final decision is up to you.

    If approved, the proposed transaction would give you the opportunity to participate in a fund with similar investment policies. In addition, approval of the proposed transaction will reduce the amount of an expected increase in the expenses borne by shareholders of Treasury Series caused by the large-scale redemption of shares of Treasury Series held by Wachovia Securities LLC (Wachovia) for brokerage customers.

    To help you understand the proposal, we are including a "Q and A" section that answers common questions about the proposed transaction. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:


    - BY MAIL. Please complete, date and sign your proxy card and mail it in the enclosed postage paid envelope. Votes must be received prior to August 24, 2004.



    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered prior to 4 p.m. on August 23, 2004.



    - BY TELEPHONE. Call (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the instructions given. Votes must be entered prior to 4 p.m. on August 23, 2004.


    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the shareholder meeting), future purchases shall be made in shares of Money Market Series if the proposed transaction is approved.

    Shareholders with outstanding certificates are also urged to return their certificates via Certified or Registered Mail to the address below:

    Prudential Mutual Fund Services LLC
    Attn: Account Services
    2101 Welsh Road
    Dresher, PA 19025

    If you have any questions before you vote, please call us at 1-866-253-3961. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

    Please read the enclosed proxy statement and prospectus for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

Q&A: QUESTIONS AND ANSWERS

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

    Shareholders of Treasury Series are being asked to approve a transaction between Treasury Series and Money Market Series. When we refer to the "transaction," we mean the transfer of all of the assets of Treasury Series to, and the assumption of all of its liabilities by, Money Market Series, in exchange for shares of Money Market Series, and the subsequent cancellation of shares of Treasury Series.

WHAT IS THE REASON FOR THIS TRANSACTION?

    Historically, most assets invested in Treasury Series and some assets invested in Money Market Series were "sweep" cash assets maintained in customer brokerage accounts offered by Prudential Securities Incorporated (PSI). Last year, PSI was effectively acquired by Wachovia Securities LLC (Wachovia), and PSI became a division of Wachovia. Effective as of November 10, 2003, Wachovia decided that it would no longer offer Treasury Series and Money Market Series as investment options for sweep cash assets maintained in former PSI customer brokerage accounts, and instead sweep assets would be deposited into bank accounts offered through Wachovia. Pursuant to this process, all new cash assets that are deposited into Wachovia brokerage accounts will be deposited into the bank accounts. Existing cash assets maintained in the brokerage accounts that are presently invested in Treasury Series and Money Market Series will be transferred and deposited in the bank accounts in a gradual process over the next several months, as Wachovia brokerage customers redeem Treasury Series and Money Market Series shares.


    Because the majority of the assets invested in Treasury Series are sweep assets, the decision by Wachovia to discontinue offering Treasury Series as an investment option is expected to result in a significant increase in the expenses of Treasury Series, due to the anticipated decrease in the assets of Treasury Series. The decision by Wachovia to discontinue offering Money Market Series as an investment option may also result in an increase in the expenses of Money Market Series; however, because the amount of sweep assets invested in Money Market Series relative to total assets is considerably smaller than the amount of sweep assets invested in Treasury Series, the increase in operating expenses resulting from the redemption of sweep assets from Money Market Series is not expected to be as great as the increase in operating expenses resulting from the redemption of sweep assets from Treasury Series.



    If approved, the transaction will reduce the amount of the anticipated increase in fund expenses resulting from Wachovia's discontinuance of its offering of Treasury Series as a sweep option, but even if the transaction is approved, the expenses borne by the remaining shareholders of Treasury Series as shareholders of Money Market Series will still be higher than current fund expense levels experienced as shareholders of Treasury Series.


DO TREASURY SERIES AND MONEY MARKET SERIES HAVE SIMILAR INVESTMENT POLICIES?

    Yes. The investment objectives and policies of Treasury Series and Money Market Series (each, a Series) are similar. Both Treasury Series and Money Market Series are money market funds. Money market funds hold high-quality short-term debt obligations. The investment objectives of Treasury Series and Money Market Series are substantially identical. The investment objective of Treasury Series is high current income consistent with the preservation of principal and liquidity. The investment objective of Money Market Series is high current income, preservation of capital and maintenance of liquidity. To achieve its objective, Treasury Series invests exclusively in U.S. Treasury obligations that mature in 13 months or less. To achieve its objective, Money Market Series invests, under normal circumstances, at least 80% of its investable assets in U.S. Government securities.

ARE THE RISKS OF INVESTING IN TREASURY SERIES AND MONEY MARKET SERIES SIMILAR?



    Yes. The risks associated with an investment in Treasury Series are similar to that associated with an investment in Money Market Series. As discussed above, Treasury Series invests exclusively in U.S. Treasury obligations and Money Market Series invests at least 80% of its investable assets in U.S. Government securities. However, whereas U.S. Treasury obligations are backed by the full faith and credit of the United States (which means that payment of interest and principal is guaranteed, but yield and market value are not), U.S. Government securities include a variety of securities which are issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government which may not be guaranteed by the full faith and credit of the United States. The credit risk is therefore greater for the Money Market Series to the extent it invests in U.S. Government securities that are not insured or guaranteed by the U.S. Government, but rather are subject to default like the obligations of private issuers, which depend entirely on their own resources to repay their debt.


    After the proposed transaction is consummated, it is expected that the combined fund will be managed according to the investment objective and policies of Money Market Series.

WHO ARE THE MANAGERS FOR THESE SERIES?

    Prudential Investments LLC (PI) currently provides investment advisory services for each of the Series. Prudential Investment Management, Inc. (PIM) is the subadviser for each Series. PIM is an affiliate of PI.

    The Money Markets Team of PIM, headed by Joseph Tully, is responsible for overseeing the day-to-day management of each Series.

HOW DO THE EXPENSE STRUCTURES OF THE SERIES COMPARE?

    Treasury Series has two classes of stock outstanding: Class A shares and Class Z shares (Treasury Series is also authorized to issue Class S shares, but no Class S shares are outstanding). Money Market Series has two classes of stock outstanding: Class A shares and Class Z shares. The following table compares the expenses incurred by Class A shares and Class Z shares of stock for each of the two Series.

TREASURY SERIES
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
AS OF NOVEMBER 30, 2003

                                                              CLASS A    CLASS Z
                                                              --------   --------
Management fees.............................................     .40%       .40%
+ Distribution and service (12b-1) fees.....................    .125%      None
+ Other expenses............................................     .10%       .10%
= TOTAL ANNUAL SERIES OPERATING EXPENSES....................     .63%       .50%

MONEY MARKET SERIES
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
AS OF NOVEMBER 30, 2003


                                                              CLASS A    CLASS Z
                                                              --------   --------
Management fees.............................................     .40%       .40%
+ Distribution and service (12b-1) fees.....................    .125%      None
+ Other expenses............................................     .34%       .34%
= TOTAL ANNUAL SERIES OPERATING EXPENSES....................     .87%       .74%

HOW DOES THE PERFORMANCE OF EACH SERIES COMPARE?

    Each Series has experienced substantially similar performance over the past five years. The table below compares the annual returns of the Class A shares of each Series over the past five calendar years:


CALENDAR YEAR                                       SERIES       ANNUAL RETURNS
-------------                                    -------------   --------------
2003                                             Treasury              .50%
                                                 Money Market          .42%
2002                                             Treasury             1.25%
                                                 Money Market         1.13%
2001                                             Treasury             3.57%
                                                 Money Market         3.58%
2000                                             Treasury             5.38%
                                                 Money Market         5.53%
1999                                             Treasury             4.25%
                                                 Money Market         4.36%
1998                                             Treasury             4.61%
                                                 Money Market         4.82%


    For more performance information, please see pages 11 and 12 of the proxy statement and prospectus.

IS THE TRANSACTION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    We expect that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement and prospectus.

WHAT WILL BE THE ANTICIPATED SIZE OF MONEY MARKET SERIES AFTER THE TRANSACTION?

    If the proposal is approved, based on information available as of November 30, 2003, Money Market Series is anticipated to have approximately $441 million in assets, which includes the anticipated redemption of customer brokerage "sweep" assets by Wachovia.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF MONEY MARKET SERIES THAT I WILL
  RECEIVE?

    As of the close of business of the New York Stock Exchange on the date the transaction is consummated, shareholders will receive the number of full and fractional Class A and Class Z shares of Money Market Series that is equal in value to the net asset value of their Class A or Class Z shares of Treasury Series, as applicable, on that date. The transaction is anticipated to occur as soon as practicable following shareholder approval.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?


    If we do not receive sufficient votes to hold the Meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Meeting (August 24, 2004), the Meeting may be adjourned to permit further solicitation of proxy votes.


HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL?

    Yes. The Board of Trustees of Government Securities Trust has approved the proposal and recommends that you vote for the proposal.

WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

    If shareholders of Treasury Series do not approve the proposal, or if the transaction is not completed, they will continue to be shareholders of Treasury Series and the Board of Trustees will consider other possible courses of action, including resubmitting the proposal to shareholders, or liquidating Treasury Series.

HOW MANY VOTES AM I ENTITLED TO CAST?


    As a shareholder, you are entitled to one vote for each share you own of Treasury Series on the record date. The record date is May 21, 2004.


HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at 1-866-253-3961.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone by calling (800) 690-6903 toll-free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                       DRYDEN GOVERNMENT SECURITIES TRUST
                       U.S. TREASURY MONEY MARKET SERIES
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our shareholders:


    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of U.S. Treasury Money Market Series (Treasury Series), a series of Dryden Government Securities Trust (Government Securities Trust), will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on August 24, 2004, at 11:00 a.m. Eastern Daylight Time, for the following purposes:


    1. To approve a Plan of Reorganization under which Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series, which is also a series of Government Securities Trust. In connection with this proposed transfer, each whole and fractional share of each class of Treasury Series shall be exchanged for whole and fractional shares of equal net asset value of the same class of Money Market Series and outstanding shares of Treasury Series will be cancelled.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.


    The Board of Trustees of Government Securities Trust, on behalf of Treasury Series, has fixed the close of business on May 21, 2004, as the record date for the determination of the shareholders of Treasury Series entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.


                                          [SIGNATURE]

                                          Jonathan D. Shain
                                          SECRETARY


Dated: May   , 2004


 A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF TRUSTEES OF RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                       U.S. TREASURY MONEY MARKET SERIES
                 A SERIES OF DRYDEN GOVERNMENT SECURITIES TRUST
                                PROXY STATEMENT
                                      AND



                              MONEY MARKET SERIES
                 A SERIES OF DRYDEN GOVERNMENT SECURITIES TRUST
                                   PROSPECTUS


                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------


                                  MAY   , 2004

                            ------------------------


    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of U.S. Treasury Money Market Series (Treasury Series), a series of Dryden Government Securities Trust (Government Securities Trust), in connection with the solicitation of proxies by the Board of Trustees of Government Securities Trust for use at the Special Meeting of Shareholders of Treasury Series, and at any adjournments of the meeting (the Meeting). The Meeting will be held on August 24, 2004 at 11:00 a.m. Eastern Standard Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



    The purpose of the Meeting is for shareholders of Treasury Series to vote on a Plan of Reorganization under which Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series, which is also a series of Government Securities Trust, in exchange for shares of Money Market Series, which will be distributed to shareholders of Treasury Series, and the subsequent cancellation of shares of Treasury Series. The Plan of Reorganization is referred to as the Plan. If the transaction is approved, each whole and fractional share of each class of Treasury Series shall be exchanged for whole and fractional shares of equal net asset value of the same class of Money Market Series as soon as practicable following the Meeting (the Effective Time) and Treasury Series will be liquidated and Money Market Series will be the surviving fund.


    Treasury Series is a diversified series of Dryden Government Securities Trust, which is a diversified fund registered as an open-end management investment company and formed as a Massachusetts business trust. Treasury Series' investment objective is high current income consistent with the preservation of principal and liquidity. Money Market Series is also a diversified series of Dryden Government Securities Trust. The investment objective of Money Market Series is high current income, preservation of capital and maintenance of liquidity.

    IF THE SHAREHOLDERS OF TREASURY SERIES APPROVE THE TRANSACTION, THE SHAREHOLDERS OF TREASURY SERIES WILL BECOME SHAREHOLDERS OF MONEY MARKET SERIES.


    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the transaction and Money Market Series that shareholders of Treasury Series should know before voting on the proposed
transaction. A Statement of Additional Information dated May   , 2004, which
relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference and is available upon request and without charge. This Proxy Statement is accompanied by the Prospectus, dated February 19, 2004, which offers shares of Money Market Series. The Statement of Additional Information for Money Market Series, dated February 19, 2004, is available upon request. Enclosed with this Proxy Statement is the Annual Report of Money Market Series, dated November 30, 2003, which is incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information and supplements thereto for Money Market Series have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Treasury Series, both dated February 19, 2004, and the Annual Report of Treasury Series dated November 30, 2003 have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED MONEY MARKET SERIES' SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                               VOTING INFORMATION



    The purpose of the Meeting is described in the accompanying Notice of Special Meeting of Shareholders (Notice). The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy card
on or about May   , 2004. Supplementary solicitations may be made by mail,
telephone, facsimile, electronic means or by personal interview by representatives of Treasury Series. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of Treasury Series. The costs of retaining Georgeson Shareholder Communications Inc. and the expenses in connection with preparing this Proxy Statement and its enclosures will be borne pro rata by each Series. The anticipated cost of the solicitation, including the expenses incurred in connection with preparing this Proxy Statement and its enclosures, is approximately $74,300.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Treasury Series, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Trustees that are properly completed and received by Treasury Series prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a properly completed proxy card, it will be voted FOR the proposal.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business but, because the proposal requires approval by a majority of the outstanding voting securities (as defined by the Investment Company Act of 1940, as amended) of Treasury Series, will have the effect of a vote AGAINST the proposal.

    Treasury Series also may arrange to have votes recorded by telephone. If Treasury Series takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the internet. The internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an Internet access provider and telephone companies, that must be borne by the shareholder. To vote via the Internet, shareholders should have their proxy card available and go to the web site: www.proxyvote.com and enter the 12-digit control number appearing on the proxy card. Shareholders should then follow the instructions found on the web site. Proxies given by internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The presence in person or by proxy of 40% or more of the shares entitled to vote on matters for Treasury Series constitutes a quorum for Treasury Series. An adjournment of the Meeting will require the affirmative vote of a majority of shares of Treasury Series present in person at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted against the proposed adjournment. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of shares present, abstentions and broker "non-votes" will have the effect of a vote against adjournment. A shareholder vote may be taken on the proposal described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.


    Shareholders of record at the close of business on May 21, 2004 (the Record
Date) of Treasury Series will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share of Treasury Series held on that date (fractional shares will be entitled to a proportionate fractional
vote). On the Record Date, there were    shares issued and outstanding,
including    Class A shares and    Class Z shares of Treasury Series.



    The following shareholders held 5% or more of any class of shares of Treasury Series on May 21, 2004:


              NAME                          ADDRESS             CLASS         SHARES/%
              ----                          -------            --------   ----------------


              NAME                          ADDRESS             CLASS         SHARES/%
              ----                          -------            --------   ----------------



    The following shareholders held 5% or more of any class of shares of Money Market Series on May 21, 2004:


             NAME                          ADDRESS             CLASS         SHARES/%
             ----                          -------            --------   -----------------



    As of May 21, 2004, the Trustees and officers of Treasury Series and Money Market Series owned, in the aggregate, less than 1% of each class of each Series' total outstanding shares.


VOTE REQUIRED

    APPROVAL OF THE TRANSACTION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF TREASURY SERIES, WHICH MEANS THE LESSER OF
(I) 67% OF SUCH SHARES PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THE SHARES OF TREASURY SERIES THEN OUTSTANDING ARE PRESENT IN PERSON OR BY PROXY, OR (II) MORE THAN 50% OF THE OUTSTANDING SHARES OF TREASURY SERIES, WITHOUT REGARD TO CLASS.

                          APPROVAL OF THE TRANSACTION
                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, the Plan (the form of which is attached as Attachment A), and in the Prospectuses and Statements of Additional Information, as supplemented to date, of Treasury Series and Money Market Series which are incorporated into this Proxy Statement by this reference, and is qualified in its entirety by reference to these documents. Shareholders should read this Proxy Statement and the Prospectuses and Statements of Additional Information, as supplemented to date, of both Series for more complete information.


    Under the Plan, Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series, a mutual fund also managed by Prudential Investments LLC (PI), in exchange for shares of Money Market Series. The outstanding shares of Treasury Series will be cancelled and current shareholders of Treasury Series will receive shares of Money Market Series and become shareholders of Money Market Series.


INVESTMENT OBJECTIVES AND POLICIES

    Treasury Series and Money Market Series each have similar investment objectives and policies. The investment objective of Treasury Series is high current income consistent with the preservation of principal and liquidity. The investment objective of Money Market Series is high current income, preservation of capital and maintenance of liquidity.

    Treasury Series seeks to achieve its investment objective by investing exclusively in U.S. Treasury obligations that mature in 13 months or less. Money Market Series seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its investable assets (net assets plus any borrowings for investment purposes) in U.S. Government securities, including repurchase agreements with respect to such securities.


    The principal type of security in which both Treasury Series and Money Market Series invest are short-term money market instruments. While Treasury Series may only invest in U.S. Treasury obligations that mature in 13 months or less, Money Market Series may also invest in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Whereas U.S. Treasury obligations are backed by the full faith and credit of the United States (which means that payment of interest and principal is guaranteed, but yield and market value are not), U.S. Government securities include a variety of securities which are issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government which may not be guaranteed by the full faith and credit of the United States. The credit risk is therefore greater for Money Market Series to the extent it invests in U.S. Government securities that are not insured or guaranteed by the U.S. Government, but rather are subject to default like the obligations of private issuers, which depend entirely upon their own resources to repay their debt. Both Treasury Series and Money Market Series may also invest in floating rate debt securities, variable rate debt securities, as well as when-issued and delayed delivery securities. In addition, Money Market Series may also invest in asset-backed securities and liquidity puts and calls.


    After the transaction is completed it is expected that the combined fund will be managed according to the investment objective and policies of Money Market Series.


    The benchmark index for both Treasury Series and Money Market Series is the iMoneyNet Money Fund Report Average, an index used in the "cash" investment industry, which for Treasury Series is an average based upon the average yield of all mutual funds in the iMoneyNet MFR Average/U.S. Treasury retail fund category, and for Money Market Series is an average based upon the average yield of all mutual funds in the iMoneyNet MFR Average/All Taxable money market fund category.

    Treasury Series and Money Market Series are each managed by Prudential Investments LLC (PI). The address of PI is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2004, PI served as manager to all of the JennisonDryden and Strategic Partners Mutual Funds, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.


    Treasury Series and Money Market Series typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

INVESTMENT ADVISORY SERVICES

    Under a management agreement with Government Securities Trust, PI currently provides investment advisory services for Treasury Series and Money Market Series. Each Series has the same subadviser, Prudential Investment Management, Inc. (PIM). The PIM Fixed Income Group, headed by Joseph Tully, manages the portfolios of Treasury Series and Money Market Series. For more information about the subadvisers or portfolio managers, see the Prospectuses of the relevant Series. The other service providers to the Series are not expected to change as a result of the proposed transaction.

EXPENSE STRUCTURES


    Government Securities Trust, on behalf of Treasury Series and Money Market Series pays monthly management fees to PI for managing each Series. PI, in turn, pays from its management fee a fee to PIM for providing advisory services to the Series. Government Securities Trust, on behalf of Treasury Series, has agreed to pay PI a management fee at an annual rate of .40 of 1% of average daily net assets. Government Securities Trust, on behalf of Money Market Series, has agreed to pay PI a management fee at an annual rate of .40 of 1% of average daily net assets up to $1 billion; .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion. For the fiscal year ended November 30, 2003, Treasury Series and Money Market Series each paid PI a management fee of .40 of 1% of average daily net assets. The management fee paid by Money Market Series is not expected to change if the transaction is approved by shareholders.


    The management fee paid by each Series covers PI's oversight of each Series' investment portfolios. PI also administers each Series' corporate affairs and, in connection therewith, furnishes Government Securities Trust and its Series with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by Government Securities Trust's custodian or transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Trustees of Government Securities Trust without compensation.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

    Each Series currently has the same policies with respect to purchasing shares, redeeming or exchanging shares, and distributions. For more information regarding the Series' policies, see "Purchases, Redemptions, Exchanges and Distributions" below.

TAX CONSIDERATIONS

    For federal income tax purposes, in the opinion of counsel, no gain or loss will be recognized by the shareholders of Treasury Series as a result of the transaction. For a more detailed discussion of the federal income tax consequences, see "U.S. Federal Income Tax Considerations" below.

APPRAISAL RIGHTS

    Shareholders of Treasury Series do not have appraisal rights under Massachusetts law in connection with the transaction.

    Shareholders of Treasury Series may, however, redeem their shares at net asset value prior to the date of the proposed transaction.

POTENTIAL BENEFITS FROM TRANSACTION

    Overall, the proposed transaction would provide shareholders of Treasury Series with the following potential benefits:

    - investment in a fund with an investment objective and policies similar to the investment objectives and policies of Treasury Series; and

    - a reduction in the amount of the anticipated increase in expenses that will be borne by remaining Treasury Series shareholders following the redemption of sweep assets from Treasury Series by Wachovia Securities LLC (Wachovia Securities) during 2004.

    THE BOARD OF TRUSTEES OF GOVERNMENT SECURITIES TRUST BELIEVES THAT THE TRANSACTION WILL BENEFIT SHAREHOLDERS OF TREASURY SERIES, AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE TRANSACTION.

                            THE PROPOSED TRANSACTION


    Shareholders of Treasury Series will be asked at the Meeting to vote upon and approve the Plan under which Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series, whereupon Money Market Series will be the surviving mutual fund. Each whole and fractional share of each class of Treasury Series will be exchanged for whole and fractional shares of equal net asset value of the same class of Money Market Series, and outstanding shares of Treasury Series will be cancelled, on or about the Effective Time. Shareholders of Treasury Series will receive shares of Money Market Series and will become shareholders of Money Market Series. Approval of the transaction will be determined by approval of the shareholders of Treasury Series. No vote by shareholders of Money Market Series is required.


    The Plan provides that it is a condition to complete the transaction that Government Securities Trust will have received an opinion of counsel to the effect that the transaction will not result in any taxable gain or loss for U.S. federal income tax purposes to Treasury Series or Money Market Series or to the shareholders of any of the Series.

SERIES OPERATING EXPENSES

    Each Series pays a management fee to PI for managing its investments and business affairs which is calculated and paid to PI every month. Government Securities Trust, on behalf of Treasury Series, has agreed to pay PI a management fee at an annual rate of .40 of 1% of average daily net assets. Government Securities Trust, on behalf of Money Market Series, has agreed to pay PI a management fee at an annual rate of .40 of 1% of average daily net assets up to $1 billion; .375 of 1% on assets between $1 billion and $1.5 billion and ..35 of 1% on assets in excess of $1.5 billion. For the fiscal year ended November 30, 2003, Treasury Series and Money Market Series each paid PI a management fee of .40 of 1% of average daily net assets. The management fee paid by Money Market Series is not expected to change if the transaction is approved by shareholders.


    In addition to the management fee, each Series incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the fiscal year ended November 30, 2003, Treasury Series' annualized total operating expense ratio for Class A shares was 0.63%, and for Class Z shares was 0.50%. For the fiscal year ended November 30, 2003, Money Market

Series' annualized total operating expense ratios for Class A shares was 0.87%, and for Class Z shares was 0.74%.



    If shareholders of Treasury Series approve the transaction, Money Market Series' expense structure will apply. However, as further discussed below, due to the anticipated redemption of all sweep assets from Treasury Series and Money Market Series by Wachovia Securities, it is expected that the annualized total operating expense ratios for each share class of Treasury Series will significantly increase from current levels, even if shareholders of Treasury Series approve the proposed transaction. If shareholders of Treasury Series approve the transaction, it is expected that the shareholders of Treasury Series will experience a lesser expense increase than would otherwise occur as a result of the redemptions by Wachovia.


    See "-- Operating Expense Tables" below for estimates of expenses if the transaction is approved.

SHAREHOLDER FEES

    The following table shows the shareholder fees that are imposed on new purchases or redemptions of shares of Money Market Series that are the same as the shareholder fees imposed on new purchases of Treasury Series. These fees will not be imposed on new shares of Money Market Series that are acquired pursuant to the transaction.

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A   CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)                           None      None
  Maximum deferred sales charge (load)
   imposed on sales (as a percentage of
   the lower of original purchase price
   or sale proceeds)                         None      None
  Maximum sales charge (load) imposed on
   reinvested dividends and other
   distributions                             None      None
  Redemption fees                            None      None
  Exchange Fee                               None      None

OPERATING EXPENSE TABLES


    The following tables show the operating fees and expenses of Class A and Class Z shares of Treasury Series and Money Market Series, and pro forma fees for the combined fund after giving effect to the transaction and the expected impact of the redemption of sweep assets by Wachovia Securities (the "Combined Money Market Series").

    Series operating expenses are paid out of each Series' assets. Expenses are factored into each Series' share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of Treasury Series and Money Market Series as of November 30, 2003 and the expected impact of the redemption of sweep assets by Wachovia Securities as of September 30, 2004.


CLASS A SHARES


                                                                                          PRO FORMA
                                                                                          COMBINED
                                             TREASURY SERIES   MONEY MARKET SERIES   MONEY MARKET SERIES
                                             CLASS A SHARES      CLASS A SHARES        CLASS A SHARES*
                                             ---------------   -------------------   -------------------
Management Fees............................        .40%                .40%                  .40%
+ Distribution and service (12b-1) fees....       .125%               .125%                 .125%
+ Other expenses...........................        .10%                .34%                  .27%
= TOTAL ANNUAL SERIES OPERATING EXPENSES...        .63%                .87%                  .80%


CLASS Z SHARES


                                                                                          PRO FORMA
                                                                                          COMBINED
                                             TREASURY SERIES   MONEY MARKET SERIES   MONEY MARKET SERIES
                                             CLASS Z SHARES      CLASS Z SHARES        CLASS Z SHARES*
                                             ---------------   -------------------   -------------------
Management Fees............................        .40%                .40%                  .40%
+ Distribution and service (12b-1) fees....        None                None                  None
+ Other expenses...........................        .10%                .34%                  .27%
= TOTAL ANNUAL SERIES OPERATING EXPENSES...        .50%                .74%                  .67%


------------------------


* The following assumptions have been made in determining the pro forma combined amounts:



1. In estimating the average net assets to be used to calculate the pro forma expense ratios and expense table amounts, the respective Series' existing average net assets as of November 30, 2003 were reduced to reflect the anticipated reduction in assets resulting from the redemptions of sweep assets by Wachovia Securities (i.e., 82% for Treasury Series and 29% for Money Market Series).



2. In estimating the reduction in expenses pursuant to the reduction in assets, the following assumptions have been made:



    (a) Transfer agency expenses and shareholder reporting expenses have been adjusted assuming a lower number of accounts correlating to the reduction in assets.



    (b) Custody fees have been adjusted to reflect the custody fees incurred by comparably sized mutual funds.



    (c) No significant reductions in audit, legal and other expenses are estimated as a result of the reduction in asset size of the Series.

EXAMPLES OF THE EFFECT OF SERIES EXPENSES


    The following table illustrates the expenses on a hypothetical $10,000 investment in each Series under the current and pro forma (combined fund) expenses as of November 30, 2003 and the expected impact of the redemption of sweep assets by Wachovia Securities as of September 30, 2004 calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.


CLASS A SHARES


                                                                       THREE       FIVE       TEN
                                                           ONE YEAR    YEARS      YEARS      YEARS
                                                           --------   --------   --------   --------
Treasury Series..........................................    $64        $202       $351      $  786
Money Market Series......................................    $88        $274       $477      $1,061
Combined Series..........................................    $82        $255       $444      $  990


CLASS Z SHARES


                                                                       THREE       FIVE       TEN
                                                           ONE YEAR    YEARS      YEARS      YEARS
                                                           --------   --------   --------   --------
Treasury Series..........................................    $51        $160       $280       $628
Money Market Series......................................    $76        $237       $411       $918
Combined Series..........................................    $68        $214       $375       $835


    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Series.

PRO FORMA CAPITALIZATION


    The following table shows the capitalization of Treasury Series and Money Market Series as of November 30, 2003 and the pro forma Combined Money Market Series capitalization as if the transaction had occurred on that date and the redemption of sweep assets by Wachovia Securities had occurred.



                                                                                          PRO FORMA
                                                                                          COMBINED
                                             TREASURY SERIES   MONEY MARKET SERIES   MONEY MARKET SERIES
                                             ---------------   -------------------   -------------------
Net Assets (000s)
  Class A..................................      $343,477           $504,806              $408,633
  Class Z..................................      $  5,846           $ 22,486              $ 28,332
Net Asset Value Per Share
  Class A..................................      $   1.00           $   1.00              $   1.00
  Class Z..................................      $   1.00           $   1.00              $   1.00
Shares Outstanding (000s)
  Class A..................................       343,477            504,806               408,633
  Class Z..................................         5,846             22,486                28,332

PERFORMANCE COMPARISONS OF THE SERIES

    The following tables compare each Series' average annual total returns and annual returns for the periods set forth below. Average annual total returns and annual returns include the deduction of sales charges, are based on past results and are not an indication of future performance.

TREASURY SERIES


  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-03)



                                 1 YR   5 YRS   10 YRS     SINCE INCEPTION
  Class A Shares                 0.50%   2.97%   3.78%  3.81% (since 12-3-90)
  Class Z Shares                 0.62%   3.10%     N/A  3.66% (since 2-21-97)
  Lipper Average(2)              0.42%   2.91%   3.78%  **(2)


MONEY MARKET SERIES


  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-03)



                                    1 YR          5 YRS          10 YRS           SINCE INCEPTION
  Class A shares                     0.42%          2.98%           3.83%    5.53% (since 1-12-82)
  Class Z shares                     0.54%          3.11%             N/A    3.81%  (since 3-1-96)
  Lipper Average(2)                  0.46%          3.04%           3.92%    **(2)



(1)  THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
(2) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS CATEGORY. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 5.53% FOR CLASS A AND 4.07% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
(3) THE IMONEYNET, INC. MONEY FUND REPORT AVERAGE-TM- (IMONEYNET MFR AVERAGE) IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE IMONEYNET MFR AVERAGE/ALL TAXABLE MONEY MARKET FUND CATEGORY.



TREASURY SERIES


ANNUAL RETURNS (CLASS A SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994  3.61%
1995  5.25%
1996  4.74%
1997  4.81%
1998  4.61%
1999  4.25%
2000  5.38%
2001  3.57%
2002  1.25%
2003  0.50%

BEST QUARTER: 1.49% (4th quarter of 2000) WORST QUARTER: 0.09% (4th quarter of
2003)

MONEY MARKET SERIES


ANNUAL RETURNS (CLASS A SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994  3.57%
1995  5.30%
1996  4.77%
1997  4.93%
1998  4.82%
1999  4.36%
2000  5.53%
2001  3.58%
2002  1.13%
2003  0.42%

BEST QUARTER: 1.49% (4th quarter of 2000) WORST QUARTER: 0.05% (3rd quarter of
2003)

                       INVESTMENT OBJECTIVES AND POLICIES

    If the transaction is approved, the shareholders of Treasury Series will become shareholders of Money Market Series. The following information compares the investment objectives and policies of the Series.

INVESTMENT OBJECTIVES

    Treasury Series' investment objective is high current income consistent with the preservation of principal and liquidity. Money Market Series' investment objective is high current income, preservation of capital and maintenance of liquidity. The investment objective of each Series is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the relevant Series. There can be no assurance that either Series achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Series can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

    Both Treasury Series and Money Market Series are money market funds with substantially identical investment objectives, and they seek to achieve their investment objectives through similar, but not identical investment strategies.

    Treasury Series seeks to achieve its investment objective by investing exclusively in U.S. Treasury obligations that mature in 13 months or less. Money Market Series seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its investable assets in short-term money market instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities.

    Each of the Series may also use certain investment strategies to increase the Series' returns or protect its assets. Treasury Series may invest in floating rate debt securities and variable rate debt securities, as well as when-issued and delayed delivery securities. Money Market Series may invest in asset-backed securities, floating rate debt securities, variable rate debt securities, when-issued and delayed delivery securities and liquidity puts and calls.

                   COMPARISON OF OTHER POLICIES OF THE SERIES

INVESTMENT RESTRICTIONS

    Treasury Series and Money Market Series have substantially similar fundamental investment restrictions.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Both Series are money market funds, which are intended to provide investors with a lower risk, highly liquid investment option. Although each Series attempts to maintain a net asset value of $1 per share, there can be no guarantee that either Series will always be able to do so. It is possible that a shareholder investing in either Series could lose money.

    The money market securities in which Treasury Series invests are generally subject to the risk that the obligations could lose value if interest rates rise or there is a lack of investor confidence in the borrower. In addition, certain securities in which Treasury Series may invest may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

    The money market securities in which Money Market Series may invest are also subject to the risk that the obligations could lose value if interest rates rise or there is a lack of investor confidence in the borrower. In addition, certain securities in which Money Market Series may invest may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

    As described above, each Fund has similar investment objectives, policies and permissible investments.

    Like any mutual fund, an investment in either Treasury Series or Money Market Series could lose value. For a more complete discussion of the risks associated with any of these Series, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Series' Prospectus.

                       OPERATIONS OF MONEY MARKET SERIES
                           FOLLOWING THE TRANSACTION

    Neither PI nor PIM expects Money Market Series to revise its investment policies as a result of the transaction. Neither PI nor PIM anticipate any significant changes to Money Market Series' management or general investment approach. The agents that provide Money Market Series with services, such as its Custodian and Transfer Agent, which also provide these services to Treasury Series, are not expected to change.

    All of the current investments of Treasury Series are permissible investments for Money Market Series. Nevertheless, PI may sell securities held by Treasury Series or PIM may sell securities held by Money Market Series between shareholder approval and the Effective Time of the transaction as may be necessary or desirable in the ongoing management of each Series and the adjustment of each Series' portfolio in anticipation of the merger. Transaction costs associated with such adjustments will be borne by the Series that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by Money Market Series.

              PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

PURCHASING SHARES

    The price to buy one share of a class of each Series is that class's net asset value, or NAV. Each Series offers Class A and Class Z shares.

    Shares in the Series are purchased at the next NAV calculated after your investment is received and accepted, plus any applicable sales charge. Each Series' NAV is normally calculated once each business day as of the close of regular trading on the New York Stock Exchange (usually, 4:00 p.m., New York time). Refer to each Series' Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

    Your shares will be sold at the next NAV determined after your order to sell is received. Refer to each Series' Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

    For each Series, the minimum initial investment amount is $1,000 for Class A shares. There is no minimum initial investment amount for Class Z shares, although Class Z shares are available only to a limited group of investors. Refer to each Series' Prospectus for more information regarding eligibility to purchase Class Z shares.

PURCHASES AND REDEMPTIONS OF TREASURY SERIES

    At the close of business on November 19, 2003, Treasury Series closed to new accounts pending the transaction with Money Market Series. Shareholders of Treasury Series may redeem shares through the Effective Time of the transaction. If the transaction is approved, the purchase and redemption policies will be the same as the applicable policies of Money Market Series.

EXCHANGES OF SERIES SHARES

    The exchange privilege currently offered by Treasury Series is the same as for Money Market Series and is not expected to change after the transaction. Shareholders of the Series may exchange their shares for shares of any other JennisonDryden or Strategic Partners Mutual Funds. Refer to each Series' Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Both Series distribute substantially all of their net investment income and net capital gains to shareholders each year. Both Series declare dividends, if any, annually. At or before the Effective Time, Treasury Series shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for its taxable year ending upon completion of the transaction.

                            THE PROPOSED TRANSACTION

PLAN OF REORGANIZATION

    The Plan describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, the form of which is attached as Attachment A to this Proxy Statement.

    The Plan contemplates that Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series at the Effective Time and Money Market Series will be the surviving Series. Each whole and fractional Class A share of Treasury Series will be exchanged for whole and fractional Class A shares of equal net asset value of Money Market Series. Each whole and fractional Class Z share of Treasury Series will be exchanged for whole and fractional Class Z shares of equal net asset value of Money Market Series. If requested, Money Market Series will issue certificates representing its shares, but only upon surrender of certificates for shares of Treasury Series.

    Immediately after the closing of the transaction, each former Treasury Series shareholder will own shares of Money Market Series equal to the aggregate net asset value of that shareholder's shares of Treasury Series immediately prior to the closing of the transaction. The net asset value per share of Money Market Series will not be affected by the transaction. Thus, the transaction will not result in a dilution of the pecuniary interests of shareholders of either Series. However, the transaction will reduce the percentage ownership of each Series' shareholders below such shareholder's current percentage of ownership in either Series.

    All assets, rights, privileges, powers and franchises of Treasury Series, and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Money Market Series without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Treasury Series, shall be thereafter effectively the property of Money Market Series as they were of Treasury Series. Money Market Series generally will be responsible for all of the liabilities and obligations of Treasury Series. The value of the assets and liabilities of Treasury Series will be determined at the Effective Time, using the valuation procedures set forth in the Prospectus and Statement of Additional Information for Treasury Series. The net asset value of a share of Money Market Series will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

    Any transfer taxes payable upon issuance of shares of Money Market Series in a name other than that of the registered holder of the shares on the books of Treasury Series, as of that time, will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the transaction is subject to a number of conditions set forth in the Plan. In addition, the Plan may be amended, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE TRANSACTION

    The Board of Trustees (the Board) of Government Securities Trust has determined that the transaction is in the best interests of the shareholders of Treasury Series and that the transaction will not result in a dilution of the pecuniary interests of shareholders of Treasury Series.

    In considering the transaction, the Board considered a number of factors that it believes benefits the shareholders of Treasury Series. The Board considered that, following the transaction, the shareholders of Treasury Series will remain invested in a money market mutual fund which has the same, or similar investment objective, policies and restrictions, and similar investment techniques. The Board also considered the fact that the performance histories of Treasury Series and Money Market Series are substantially similar.

    The Board also considered that, because of the expected increase in expenses to shareholders resulting from the redemption of sweep assets by Wachovia, the proposed transaction would benefit shareholders of Treasury Series by reducing the amount of the expected increase in operating expenses to be borne by the remaining shareholders of Treasury Series. The Board considered that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes for its shareholders. The Board also considered the fact that the Series have similar policies with respect to purchases, redemptions, exchanges and distributions.

    The Board of Trustees of Government Securities Trust has also determined that the transaction is in the best interests of shareholders of Money Market Series and that the transaction will not result in a dilution of the pecuniary interests of shareholders of Money Market Series.

    PI recommended the transaction to the Board of each Series at meetings held on November 18, 2003. In recommending the transaction, PI advised the Board that the Series have similar investment objectives, policies and investment portfolios.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Government Securities Trust, which has two series (Treasury Series and Money Market Series), was organized under the laws of Massachusetts on September 22, 1981 as an unincorporated business trust, commonly referred to as a Massachusetts business trust. Government Securities Trust is registered with the United States Securities and Exchange Commission as an open-end management investment company.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separated series and classes within such securities. Treasury Series and Money Market Series are each authorized to issue an unlimited number of shares. The shares of Treasury Series are currently divided into three classes, designated as Class A, Class S and Class Z. The shares of Money Market Series are currently divided into two classes, designated as Class A and Class Z. Each class of common stock represents an interest in the same assets of Money Market Series and is identical in all respects except that:

    - each class is subject to different expenses which may affect performance;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

    - each class has a different exchange privilege; and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of Money Market Series, when issued and paid for are fully paid and nonassessable. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Money Market Series' Prospectus.

    Government Securities Trust does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders of record of two-thirds of the outstanding shares of Government Securities Trust entitled to vote in the election of Trustees may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of shares entitled to vote at the meeting.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The transaction is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. Treasury Series will receive an opinion from Shearman & Sterling LLP, counsel to Treasury Series, substantially to the effect that:


    1. The acquisition by Money Market Series of all of the assets of Treasury Series in exchange solely for Class A and Class Z shares of Money Market Series and the assumption by Money Market Series of the liabilities of Treasury Series, if any, followed by the distribution of the Money Market Series shares received by Treasury Series pro rata to its shareholders, will constitute a "reorganization" within the meaning of
       Section 368(a)(1) of the Code, and Treasury Series and Money Market Series each will be "a party to a reorganization" within the meaning of
       Section 368(b) of the Code;


    2. The shareholders of Treasury Series will not recognize gain or loss upon the exchange of all of their shares of Treasury Series solely for shares of Money Market Series, as described above and in the Agreement;


    3. No gain or loss will be recognized by Treasury Series upon the transfer of all of its assets to Money Market Series in exchange solely for Class A and Class Z shares of Money Market Series and the assumption by Money Market Series of the liabilities of Treasury Series, if any. In addition, no gain or loss will be recognized by Treasury Series on the distribution of such shares to the shareholders of Treasury Series;



    4. No gain or loss will be recognized by Money Market Series upon the acquisition of the assets of Treasury Series in exchange solely for Class A and Class Z shares of Money Market Series and the assumption of the liabilities of Treasury Series, if any;


    5. Money Market Series' tax basis for the assets acquired from Treasury Series will be the same as the tax basis of these assets when held by Treasury Series immediately before the transfer, and the holding period of such assets acquired by Money Market Series will include the holding period of these assets when held by Treasury Series;

    6. Treasury Series' shareholders' tax basis for the shares of Money Market Series to be received by them pursuant to the reorganization will be the same as their tax basis in Treasury Series shares exchanged therefor; and


    7. The holding period of Money Market Series shares to be received by the shareholders of Treasury Series will include the holding period of their Treasury Series shares exchanged therefor, provided such Treasury Series shares were held as capital assets on the date of the exchange.

    An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service (the "IRS") and is not binding on the IRS or any court. If the transaction is consummated but fails to qualify as a "reorganization" within the meaning of section 368 of the Code, the transaction would be treated as a taxable sale of assets by the Treasury Series to the Money Market Series followed by a taxable liquidation of the Treasury Series, and the shareholders of the Treasury Series would recognize a taxable gain or tax loss equal to the difference between their adjusted tax basis in the shares of the Treasury Series and the fair market value of the shares of the Money Market Series received in exchange therefor.


    The shareholders of the Treasury Series that receive the shares of the Money Market Series pursuant to the transaction may incur taxable gain attributable to unrealized gains of the Money Market Series in the year that the Money Market Series realizes and distributes such gains. This will be true notwithstanding that the value of the shares of the Money Market Series received by such shareholders pursuant to the transaction reflected the appreciation in value attributable to such unrealized gains at the time of the transaction.


    Shareholders of Treasury Series should consult their tax advisers regarding the tax consequences to them of the transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the transaction.

CONCLUSION

    The Plan was approved by the Board of Trustees of Government Securities Trust on behalf Treasury Series and Money Market Series, at meetings held on November 18, 2003. The Board determined that the transaction is in the best interests of shareholders of each Series and that the interests of existing shareholders of Treasury Series and Money Market Series, as the case may be, would not be diluted as a result of the transaction. If the shareholders of Treasury Series do not approve the transaction, or if the transaction is not completed, Treasury Series will continue to engage in business as a registered investment company and the Board of Trustees of Government Securities Trust will consider other proposals for Treasury Series, including proposals for the reorganization or liquidation of the Series.

                ADDITIONAL INFORMATION ABOUT MONEY MARKET SERIES


    Money Market Series' Prospectus dated February 27, 2004, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Money Market Series, including its investment objective and policies, manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains Money Market Series' financial highlights for the fiscal period ended November 30, 2003, which are incorporated into this Proxy Statement by reference. The audited financial statements of Money Market Series are included in the Series' Annual Report dated November 30, 2003, which is also enclosed with this Proxy Statement.


                                 MISCELLANEOUS

LEGAL MATTERS

    The validity of shares of Money Market Series to be issued pursuant to the Plan will be passed upon by Sullivan and Worcester, Massachusetts counsel to Dryden Government Securities Trust.

INDEPENDENT AUDITORS


    The audited financial statements of Treasury Series and Money Market Series, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers

LLP, independent auditors, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal year ended November 30, 2003. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.


AVAILABLE INFORMATION

    Treasury Series and Money Market Series are each subject to the Investment Company Act of 1940, as amended (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http: //www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Treasury Series, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Government Securities Trust is not required to hold regular annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulatory policy or if otherwise deemed advisable by its Board. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting. If the proposal is approved at the Meeting, there will likely not be any future shareholder meetings of Treasury Series.

    It is the present intention of the Board of Trustees of Government Securities Trust not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of Treasury Series knows of no business to be presented at the Meeting other than the proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should be properly brought before the meeting, the proxies will vote according to their best judgment in the interest of Treasury Series, taking into account all relevant circumstances.

                                          By order of the Board of Trustees of
                                          Government Securities Trust

                                          /s/ Jonathan D. Shain

                                          JONATHAN D. SHAIN

                                          SECRETARY


May   , 2004


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

                         FORM OF PLAN OF REORGANIZATION

    THIS PLAN OF REORGANIZATION (the "Plan") is made as of this   th day of
        , 2004, by Dryden Government Securities Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Money Market Series (the "Acquiring Fund") and the U.S. Treasury Money Market Series (the "Acquired Fund"), both series of the Trust. Together, the Acquiring Fund and Acquired Fund are referred to as the "Funds."


    The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of substantially all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund in exchange solely for full and fractional shares of beneficial interest, par value $0.01 each, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and
(iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.


    In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Acquiring Fund and the Acquired Fund:

    1.  SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF ACQUIRED
FUND.


    (a) Subject to the terms and conditions of this Plan, the Trust on behalf of the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder).
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in section 3, hereinafter the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on the Acquired Fund's books (hereinafter "Net Assets"). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.


    (b) Subject to the terms and conditions of this Plan, the Trust on behalf of the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of Acquiring Fund Shares, determined by dividing the net asset value per share of the shares of the Acquired Fund ("Acquired Fund Shares") on the Closing Date by the net asset value per share of the Acquiring Fund Shares, and multiplying the result thereof by the number of outstanding Acquired Fund Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

    (c) Immediately following the Closing, the Acquired Fund shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Fund and noting in such accounts the type and amounts of Acquiring Fund

Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the third decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange.

    2.  VALUATION.

    (a) The value of the Acquired Fund's Net Assets to be transferred to the Acquiring Fund hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's currently effective prospectus.

    (b) The net asset value of a share of the Acquiring Fund shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's currently effective prospectus.

    (c) The net asset value of a share of the Acquired Fund shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's currently effective prospectus.

    3.  CLOSING AND CLOSING DATE.

    The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be May 1, 2004, or such earlier or later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 P.M. Eastern time on the Closing Date. The Trust on behalf of the Acquired Fund shall have provided for delivery as of the Closing of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian, State Street Bank and Trust Company. Also, the Trust on behalf of the Acquired Fund shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Fund Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Trust on behalf of the Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the Trust on behalf of Acquired Fund may request.

    4.  REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE ACQUIRED
FUND.

    The Trust makes the following representations and warranties about the Acquired Fund:


    (a) The Acquired Fund is a series of the Trust, a corporation organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment Trust and all of the Acquired Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").



    (b) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2003, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquired Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.



    (c) The Trust has the necessary power and authority to conduct the Acquired Fund's business as such business is now being conducted.



    (d) The Trust on behalf of the Acquired Fund is not a party to or obligated under any provision of the Trust's Amended and Restated Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.



    (e) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.



    (f) The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.



    (g) The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or
(ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.


    5. REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE ACQUIRING FUND.

    The Trust makes the following representations and warranties about the Acquiring Fund:

    (a) The Acquiring Fund is a series of the Trust, organized under the laws of the State of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the 1940 Act as an open-end, management investment Trust and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

    (b) The Trust on behalf of the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest's Acquiring Fund shares, par value $0.001 each, each outstanding share of which is freely paid, non-assessable, fully transferable and has full voting rights.

    (c) At the Closing, Acquiring Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.


    (d) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2003, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquired Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.


    (e) The Trust has the necessary power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

    (f) The Trust on behalf of the Acquiring Fund is not a party to or obligated under any provision of the Trust's Amended and Restated Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.


    (g) The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

    6.  REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE FUNDS.

    The Trust makes the following representations and warranties about the
Funds:

    (a) The statement of assets and liabilities to be created by the Trust for each of the Funds as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net assets in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (b) At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in '(a)' above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (c) Except as may be disclosed in the Trust's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Funds.

    (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

    (e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

    (f) The Trust anticipates that consummation of this Plan will not cause either of the Funds to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year.

    (g) The Trust has the necessary power and authority to conduct the business of the Funds, as such business is now being conducted.

    7.  INTENTIONS OF THE TRUST ON BEHALF OF THE FUNDS.

    (a) The Trust intends to operate each Fund's respective business as presently conducted between the date hereof and the Closing.

    (b) The Trust intends that the Acquired Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

    (c) The Trust on behalf of the Acquired Fund intends, if this Plan is consummated, to liquidate and dissolve the Acquired Fund.

    (d) The Trust intends that, by the Closing, each of the Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

    (e) At the Closing, the Trust on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund Shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

    (f) The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    (g) The Trust intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    8.  CONDITIONS PRECEDENT TO BE FULFILLED BY TRUST ON BEHALF OF THE FUNDS.

    The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

    (a) That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Funds shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

    (b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Funds.

    (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

    (d) That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

    (e) That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and
(ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by
Section 1222(9) of the Code.

    (f) That there shall be delivered to the Trust on behalf of the Funds an opinion in form and substance satisfactory to it from Shearman & Sterling LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) Acquiring Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Fund;

          (2) All actions required to be taken by the Trust and/or Funds to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Funds;

          (3) Neither the execution, delivery nor performance of this Plan by the Trust violates any provision of the Trust's Amended and Restated Charter or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Funds are otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and each Fund and is enforceable against the Trust and/or each Fund in accordance with its terms; and

          (4) The Trust's registration statement, of which the prospectus dated January 31, 2003 relating to each Fund (the "Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

    In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

    (g) That the Trust's Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Acquired Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

    (h) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

    (i) That, at the Closing, there shall be transferred to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Acquired Fund on the Closing Date.

    9.  EXPENSES.

    (a) The Trust represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

    (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Funds on a pro rata basis in proportion to the Acquiring Fund's and Acquired Fund's net assets as of the Closing.

    10.  TERMINATION; POSTPONEMENT; WAIVER; ORDER.

    (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Fund) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Fund by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

    (b) If the transactions contemplated by this Plan have not been consummated by August 31, 2004, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Funds.

    (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither the Trust, the Acquiring Fund nor the Acquired Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

    (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

    (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, directors, agents or shareholders nor the Funds nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Funds or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

    (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

    11.  ENTIRE PLAN AND AMENDMENTS.

    This Plan embodies the entire plan of the Trust on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of a Fund in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Fund corresponding to the Fund making the assignment.

    12.  NOTICES.

    Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

    13.  GOVERNING LAW.

    This Plan shall be governed by and carried out in accordance with the laws of the State of Massachusetts.

    IN WITNESS WHEREOF, Dryden Government Securities Trust, on behalf of U.S. Treasury Money Market Series and Money Market Series, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

                                                    Dryden Government Securities Trust
                                                    on behalf of U.S. Treasury Money Market Series
                                                    and Money Market Series

          --------------------------------------            --------------------------------------
  Attest:                                           By:

                                                            --------------------------------------
                                                    Title:

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS


2    VOTING INFORMATION
4    Vote Required

5    APPROVAL OF THE TRANSACTION SYNOPSIS
5    Investment Objectives and Policies
6    Investment Advisory Services
6    Expense Structures
6    Purchases, Redemptions, Exchanges and Distributions
6    Tax Considerations
6    Appraisal Rights
7    Potential Benefits from Transaction

7    THE PROPOSED TRANSACTION
7    Series Operating Expenses
8    Shareholder Fees
8    Operating Expense Tables
10   Examples of the Effect of Series Expenses
10   Pro Forma Capitalization
11   Performance Comparisons of the Series

12   INVESTMENT OBJECTIVES AND POLICIES
12   Investment Objectives
12   Principal Investment Strategies

12   COMPARISON OF OTHER POLICIES OF THE SERIES
12   Investment Restrictions

12   COMPARISON OF PRINCIPAL RISK FACTORS

13   OPERATIONS OF MONEY MARKET SERIES FOLLOWING THE TRANSACTION

13   PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS
13   Purchasing Shares
13   Redeeming Shares
13   Minimum Investment Requirements
13   Purchases and Redemptions of Treasury Series
14   Exchanges of Series Shares
14   Dividends and Other Distributions

14   THE PROPOSED TRANSACTION
14   Plan of Reorganization
15   Reasons for the Transaction
15   Description of the Securities to be Issued
16   U.S. Federal Income Tax Considerations
17   Conclusion

17   ADDITIONAL INFORMATION ABOUT MONEY MARKET SERIES

17   MISCELLANEOUS
17   Legal Matters
17   Independent Auditors
18   Available Information
18   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees

18   SHAREHOLDER PROPOSALS

19   OTHER BUSINESS

A-1  ATTACHMENT A: Plan of Reorganization

     ENCLOSURES: Annual Report of Treasury Series and Money
     Market Series for the fiscal year ended November 30, 2003.
     Prospectus of Money Market Series.

                              MONEY MARKET SERIES,
                                  A SERIES OF
                       DRYDEN GOVERNMENT SECURITIES TRUST

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                                 (800) 225-1852


                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY   , 2004


                       U.S. TREASURY MONEY MARKET SERIES,
                                  A SERIES OF
                       DRYDEN GOVERNMENT SECURITIES TRUST

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                                 (800) 225-1852


    This Statement of Additional Information specifically relates to the proposed transaction (Transaction) between U.S. Treasury Money Market Series (Treasury Series) and Money Market Series (Money Market Series), each of which are series of Dryden Government Securities Trust (Government Securities Trust) under which Treasury Series will transfer all of its assets to, and all of its liabilities will be assumed by, Money Market Series. Money Market Series will be the surviving series, and each whole and fractional share of Treasury Series shall be exchanged for whole and fractional shares of equal net asset value of Money Market Series to occur on August 24, 2004, or such later date. This Statement of Additional Information consists of this cover page and the following described documents, each of which are included herein unless noted otherwise:


     1. Statement of Additional Information of Government Securities Trust dated January 31, 2003 (incorporated by reference).


     2. Annual Report of Treasury Series for the fiscal year ended November 30, 2003.



     3. Annual Report of Money Market Series for the fiscal year ended November 30, 2003.



    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated May , 2004, relating to the above-referenced mater. A copy of the Prospectus and Proxy Statement may be obtained from Money Market Series without charge by writing or calling Money Market Series at the address or phone number listed above.


                              FINANCIAL STATEMENTS


    The Annual Report of Treasury Series for the fiscal year ended November 30, 2003 and the Annual Report of Money Market Series for the fiscal year ended November 30, 2003, each including audited financial statements, the notes thereto and the report of their independent auditors thereon, are included herein.


    PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) -- U.S. TREASURY MONEY MARKET SERIES AND MONEY MARKET SERIES

    The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Portfolio of Investments as of November 30, 2003 and the unaudited pro forma condensed Statement of Operations for the period ended November 30, 2003 for U.S. Treasury Money Market Series and Money Market Series, as adjusted, giving effect to the Transaction.

                    PRO FORMA FINANCIAL STATEMENTS
                 STATEMENT OF ASSETS AND LIABILITIES
                          NOVEMBER 30, 2003


                                                       DRYDEN GOVERNMENT SECURITIES TRUST
                                                       ------------------------------------               PRO FORMA COMBINED
                                                           MONEY         U.S. TREASURY       PRO FORMA     WITH ANTICIPATED
                                                       MARKET SERIES  MONEY MARKET SERIES   ADJUSTMENTS       REDEMPTIONS
                                                       -------------  -------------------  -------------  ------------------
ASSETS

Investments, at amortized cost                          $529,344,555         $348,315,339  ($439,128,499)       $438,531,395
Cash                                                          69,362               26,377        (41,744)             53,995
Receivable for Series shares sold                          2,418,249            5,259,068     (5,013,728)          2,663,589
Interest receivable                                          744,692              251,595       (422,269)            574,018
Other assets                                                  14,428               10,663              0              25,091
                                                       -------------  -------------------  -------------  ------------------
TOTAL ASSETS                                             532,591,286          353,863,042   (444,606,240)        441,848,088
                                                       -------------  -------------------  -------------  ------------------

LIABILITIES
Payable for Series shares reaquired                        4,500,644            4,172,065     (4,726,280)          3,946,429
Accrued expenses and other liabilities                       526,293              180,696        (10,100)            696,889
Management fee payable                                       177,803              120,462       (150,342)            147,923
Distribution fee payable                                      53,228               37,034        (45,804)             44,458
Dividends payable                                             30,399               17,656        (23,293)             24,762
Deferred Trustee's fees                                       10,514               12,279              0              22,793
                                                       -------------  -------------------  -------------  ------------------
TOTAL LIABILITIES                                          5,298,881            4,540,192     (4,955,819)          4,883,254

NET ASSETS                                              $527,292,405         $349,322,850                       $436,964,834
                                                       =============  ===================                  =================

Net Assets were comprised of:
     Shares of beneficial interest, at par
       ($.01 per share)                                   $5,272,924           $3,493,229                         $4,369,648
     Paid-in capital in excess of par                    522,019,481          345,829,621                        432,595,187
                                                       -------------  -------------------                 ------------------
NET ASSETS NOVEMBER 30, 2003                            $527,292,405         $349,322,850                       $436,964,834
                                                       =============  ===================                  =================
Class A
-----------------------------------------------------
Net asset value, offering price and redemption price
  per share.                                                    1.00                 1.00                               1.00
                                                       =============  ===================                  =================
Class Z
-----------------------------------------------------
Net asset value, offering price and redemption price
  per share.                                                    1.00                 1.00                               1.00
                                                       =============  ===================                  =================


                  See Notes to Pro Forma Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 2003

                                                                DRYDEN GOVERNMENT SECURITIES TRUST
                                                               -----------------------------------
                                                                  MONEY          U.S. TREASURY        PRO FORMA      PRO FORMA
                                                               MARKET SERIES  MONEY MARKET SERIES    ADJUSTMENTS      COMBINED
                                                               -------------  -------------------    -----------     ----------
NET INVESTMENT INCOME
Income
   Interest                                                      $7,866,963            $6,092,148    $(7,276,981)    $6,682,130
                                                               -------------  -------------------    -----------     ----------

Expenses
    Management fee                                                 2,375,892            2,052,872     (2,372,364)(b)  2,056,400
    Distribution fee - Class A                                       714,954              634,029       (727,240)(b)    621,743
    Transfer agent's fees and expenses                             1,535,000              200,000       (897,663)(b)    837,337
    Custodian's fees and expenses                                    112,000              101,000       (121,193)(a)     91,807
    Registration fees                                                100,000               73,000        (35,000)(b)    138,000
    Reports to shareholders                                          142,000               52,000              -        194,000
    Audit fee and expenses                                            26,000               26,000        (26,000)(b)     26,000
    Legal fees and expenses                                           32,000               29,000        (15,000)(b)     46,000
    Trustees' fees                                                    15,000               23,000        (23,000)(b)     15,000
    Miscellaneous                                                     31,350                9,636         (6,000)(b)     34,986
                                                               -------------  -------------------    -----------     ----------
                    Total Expenses                                 5,084,196            3,200,537     (4,223,460)     4,061,273
                                                               -------------  -------------------                    ----------
Net investment income                                              2,782,767            2,891,611                     2,620,857
                                                               -------------  -------------------                    ----------

NET REALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS                17,514               95,657                       113,171
                                                               -------------  -------------------                    ----------
NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS                              $2,800,281           $2,987,268                    $2,734,028
                                                               =============  ===================                    ==========


--------------------------------------------------------------
(a) Adjustment to reflect economies of scale
(b) Adjustment to reflect elimination of duplicative expenses.

                   See Notes to Pro Forma Financial Statements

             DRYDEN GOVERNMENT SECURITIES TRUST: MONEY MARKET SERIES
                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF COMBINATION - The Pro-Forma Statement of Assets and Liabilities, including the Schedule of Investments at November 30, 2003 and the related Statement of Operations ("Pro Forma Statements") for the year ended November 30, 2003, reflect the accounts of Dryden Government Securities Trust: U.S. Treasury Money Market Series, Inc. and Dryden Government Securities Trust: Money Market Series, Inc., each a "Fund."

     The Pro-forma Statements give effect to the proposed transfer of all assets and liabilities of Dryden Government Securities Trust: U.S. Treasury Money Market Series, Inc. in exchange for shares in Dryden Government Securities
     Trust: Money Market Series, Inc. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information. In addition, the pro-forma adjustments reflect the estimated impact of the reduction in assets of the respective funds pursuant to their move to Wachovia. Based on the estimated outflow of 29% of the assets from the Money Market Series and 82% from the U.S. Treasury Series, adjustments by way of proportionate reductions have been made to the following asset and liability balances in the Statement of Assets and Liabilities:

     (a) Portfolio of Investments: The par amount and the value of each of the securities of the respective funds were reduced in proportion to the respective Series' anticipated reduction in assets.
     (b) Statement of Assets and Liabilities: (Assets other than Investments):

         (i) Interest Receivable: The amounts of interest receivable were reduced in proportion to which the investments have been adjusted as stated in (a) above.
         (ii) Receivables for securities sold and Receivable for fund shares sold and Payable for investment purchases have been reduced in the same proportion as the anticipated reduction in net assets.

     As the amounts of prepaid expenses and other assets are not material, no adjustments were made to those amounts.

     (c) Composition of Net assets: Paid in capital has been reduced to reflect the outflow of assets. Since all income and gains are distributed and the NAV per share is $1 there are no adjustments to reflect for undistributed income or accumulated gains.

2. PRO FORMA OPERATIONS - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden Government Securities Trust: Money Market Series, Inc. at the combined level of average net assets for the twelve months ended November 30, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

3. SHARES OF BENEFICIAL INTEREST - The pro-forma net asset value per share assumes the issuance of additional Class A, and Z shares of Dryden Government Securities Trust: Money Market Series, Inc., which would have been issued on November 30, 2003 in connection with the proposed reorganization. Shareholders of Dryden Government Securities Trust:
     U.S. Treasury Money Market Series, Inc. would become shareholders of Dryden Government Securities Trust: Money Market Series, Inc., receiving shares of Dryden Government Securities Trust: Money Market Series, Inc equal to the value of their holdings in Dryden Government Securities Trust:
     U.S. Treasury Money Market Series, Inc. The amount of additional shares assumed to be issued has been calculated based on the November 30, 2003 net assets of Dryden Government Securities Trust: U.S. Treasury Money Market Series, Inc. and Dryden Government Securities Trust: Money Market
     Series, Inc. the net asset value per share of as follows:

                                                                               NET ASSET VALUE
     DRYDEN GOVERNMENT SECURITIES TRUST:              NET ASSETS                  PER SHARE
            MONEY MARKET SERIES
          ADDITIONAL SHARES ISSUED                     11/30/03                    11/30/03
          ------------------------                      --------                   --------
     Class A & Z            62,878,113*              $349,322,850*                  $1.00

                                                   * Note, shares issued are lower in
                                                     Order to reflect the outflow of
                                                     82% of the assets to Wachovia

4. PRO FORMA OPERATIONS - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden Government Securities Trust: Money Market Series, Inc. at the combined level of average net assets for the twelve months ended November 30, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                       PRO-FORMA PORTFOLIO OF INVESTMENTS
                                November 30, 2003
                                    Unaudited


                                 Principal Amount (000)                                                Description
----------------------------------------------------------------------------------     --------------------------------------------
       Money            U.S. Treasury        Anticipated redemption      Pro-Forma
   Market Series     Money Market Series        of sweep assets           Combined
-----------------   --------------------    --------------------------------------
                                                                                       Federal Farm Credit Bank --.08%
            $500          -                                  ($145)           $355     5.10%, 4/26/04

                                                                                       Federal Home Loan Bank --19.4%
           5,160          -                                 (1,496)          3,664     5.25%, 2/13/04, M.T.N.
           6,000          -                                 (1,740)          4,260     1.30%, 12/4/03, F.R.N.
           5,000          -                                 (1,450)          3,550     1.25%, 12/11/03, F.R.N.
          30,000          -                                 (8,700)         21,300     1.015%, 12/24/03, F.R.N.
          20,000          -                                 (5,800)         14,200     1.05%, 1/7/04, F.R.N.
          33,000          -                                 (9,570)         23,430     1.01%, 1/14/04, F.R.N.
             300          -                                    (87)            213     5.35%, 12/1/03
             100          -                                    (29)             71     5.53%, 12/8/03
             100          -                                    (29)             71     5.85%, 12/15/03
             500          -                                   (145)            355     3.26%, 12/19/03
             500          -                                   (145)            355     Zero Coupon, 2/25/04
           1,000          -                                   (290)            710     1.25%, 4/15/04
          10,000          -                                 (2,900)          7,100     4.875%, 4/16/04
             250          -                                    (73)            178     1.125%, 5/19/04
           7,000          -                                 (2,030)          4,970     2.25%, 8/13/04


                                                                                       Federal Home Loan Mortgage Corporation --5.0%
          15,000          -                                 (4,350)         10,650     1.01%, 12/15/03
          12,500          -                                 (3,625)          8,875     0.99%, 12/31/03
             758          -                                   (220)            538     5.25%, 2/15/04
             750          -                                   (218)            532     5.625%, 3/12/04
           2,000          -                                   (580)          1,420     3.25%, 5/20/04


                                                                                       Federal National Mortgage Association --15.0%
           3,817          -                                 (1,107)          2,710     5.125%, 2/13/04, M.T.N.
           6,340          -                                 (1,839)          4,501     1.003%, 12/10/03, F.R.N.
          25,000          -                                 (7,250)         17,750     1.06%, 12/18/03, F.R.N.
          10,500          -                                 (3,045)          7,455     1.01%, 1/22/04, F.R.N.
          19,000          -                                 (5,510)         13,490     1.00%, 1/28/04, F.R.N.
           8,000          -                                 (2,320)          5,680     1.35%, 3/23/04, F.R.N.
           5,138          -                                 (1,490)          3,648     1.005%, 1/15/04
           4,000          -                                 (1,160)          2,840     1.14%, 2/18/04
          10,000          -                                 (2,900)          7,100     6.50%, 8/15/04


                                                                                       United States Treasury Bills --12.4%
         -                        $1,495                    (1,226)            269     0.825%, 12/18/03
         -                        30,000                   (24,600)          5,400     0.92%, 12/18/03
         -                         2,705                    (2,218)            487     0.902%, 12/26/03
         -                        64,900                   (53,218)         11,682     0.938572%, 12/26/03
         -                        75,000                   (61,500)         13,500     0.945%, 12/26/03
         -                        19,784                   (16,223)          3,561     0.90%, 1/2/04
         -                         5,198                    (4,262)            936     0.9025%, 1/2/04
         -                        20,465                   (16,781)          3,684     0.91%, 1/2/04
         -                        10,571                    (8,668)          1,903     0.915%, 1/2/04
         -                           878                      (720)            158     0.925%, 1/2/04
         -                         6,931                    (5,683)          1,248     0.92%, 1/8/04
         -                         6,702                    (5,496)          1,206     0.94%, 1/8/04
         -                        33,225                   (27,245)          5,980     0.905%, 1/15/04
         -                         1,000                      (820)            180     0.94%, 1/15/04
         -                        12,000                    (9,840)          2,160     0.97%, 1/15/04
         -                        10,000                    (8,200)          1,800     0.96%, 1/29/04
         -                           213                      (175)             38     1.01%, 2/5/04
         -                            31                       (25)              6     1.035%, 2/26/04






                                                             Value
---------------------------------------------------------------------------------------------------------------------------------
                                           U.S. Treasury                     Anticipated redemption                  Pro-Forma
     Money Market Series                Money Market Series                     of sweep assets                      Combined
----------------------------    ------------------------------    ---------------------------------------    --------------------
                   $507,649                   -                                                ($147,218)               $360,431
----------------------------    ------------------------------    ---------------------------------------    --------------------
                  5,202,560                   -                                               (1,508,742)              3,693,818
                  6,000,000                   -                                               (1,740,000)              4,260,000
                  5,000,000                   -                                               (1,450,000)              3,550,000
                 29,992,899                   -                                               (8,697,941)             21,294,958
                 19,997,293                   -                                               (5,799,215)             14,198,078
                 32,990,932                   -                                               (9,567,370)             23,423,562
                    300,000                   -                                                  (87,000)                213,000
                    100,081                   -                                                  (29,023)                 71,058
                    100,174                   -                                                  (29,050)                 71,124
                    500,512                   -                                                 (145,148)                355,364
                    497,514                   -                                                 (144,279)                353,235
                  1,000,598                   -                                                 (290,173)                710,425
                 10,134,232                   -                                               (2,938,927)              7,195,305
                    249,886                   -                                                  (72,467)                177,419
                  7,054,429                   -                                               (2,045,784)              5,008,645
----------------------------    ------------------------------    ---------------------------------------    --------------------

                119,121,110                   -                                              (34,545,119)             84,575,991
----------------------------    ------------------------------    ---------------------------------------    --------------------


                 14,994,108                   -                                               (4,348,291)             10,645,817
                 12,489,688                   -                                               (3,622,010)              8,867,678
                    764,254                   -                                                 (221,634)                542,620
                    759,203                   -                                                 (220,169)                539,034
                  2,016,962                   -                                                 (584,919)              1,432,043
----------------------------    ------------------------------    ---------------------------------------    --------------------

                 31,024,215                   -                                               (8,997,023)             22,027,192
----------------------------    ------------------------------    ---------------------------------------    --------------------


                  3,847,397                   -                                               (1,115,745)              2,731,652
                  6,338,637                   -                                               (1,838,205)              4,500,432
                 24,995,416                   -                                               (7,248,671)             17,746,745
                 10,499,226                   -                                               (3,044,776)              7,454,450
                 18,995,214                   -                                               (5,508,612)             13,486,602
                  8,000,000                   -                                               (2,320,000)              5,680,000
                  5,131,544                   -                                               (1,488,148)              3,643,396
                  3,989,993                   -                                               (1,157,098)              2,832,895
                 10,370,154                   -                                               (3,007,345)              7,362,809
----------------------------    ------------------------------    ---------------------------------------    --------------------

                 92,167,581                   -                                              (26,728,600)             65,438,981
----------------------------    ------------------------------    ---------------------------------------    --------------------


           -                                       $1,494,417                                 (1,225,422)                268,995
           -                                       29,986,967                                (24,589,313)              5,397,654
           -                                        2,703,306                                 (2,216,711)                486,595
           -                                       64,857,699                                (53,183,313)             11,674,386
           -                                       74,950,781                                (61,459,640)             13,491,141
           -                                       19,768,173                                (16,209,902)              3,558,271
           -                                        5,193,830                                 (4,258,941)                934,889
           -                                       20,448,446                                (16,767,726)              3,680,720
           -                                       10,562,402                                 (8,661,170)              1,901,232
           -                                          877,278                                   (719,368)                157,910
           -                                        6,924,269                                 (5,677,901)              1,246,368
           -                                        6,695,350                                 (5,490,187)              1,205,163
           -                                       33,187,414                                (27,213,679)              5,973,735
           -                                          998,825                                   (819,037)                179,788
           -                                       11,985,450                                 (9,828,069)              2,157,381
           -                                        9,984,267                                 (8,187,099)              1,797,168
           -                                          212,606                                   (174,337)                 38,269
           -                                           30,923                                    (25,357)                  5,566
----------------------------    ------------------------------    ---------------------------------------    --------------------

           -                                      300,862,403                               (246,707,172)             54,155,231
----------------------------    ------------------------------    ---------------------------------------    --------------------

                           Principal Amount (000)                                                        Description
----------------------------------------------------------------------------------     --------------------------------------------
       Money            U.S. Treasury        Anticipated redemption      Pro-Forma
   Market Series     Money Market Series        of sweep assets           Combined
-----------------   --------------------    --------------------------------------
                                                                                       United States Treasury Notes --2.0%
         -                        14,465                   (11,861)          2,604     2.125%, 8/31/04
         -                        25,000                   (20,500)          4,500     3.625%, 3/31/04
         -                         5,000                    (4,100)            900     3.375%, 4/30/04
         -                         2,607                    (2,138)            469     5.25%, 5/15/04


                                                                                       Repurchase Agreements (a) --46.5%
          20,000          -                                  (5,800)         14,200    Bear Stearns, 1.06%, dated 11/24/03, due in
                                                                                         the amount of $20,004,122 (cost
                                                                                         $20,000,000; the value of the collateral
                                                                                         including interest was $20,400,244)

          50,000          -                                 (14,500)         35,500    Deutsche Bank Securities, Inc., 1.06%, dated
                                                                                         11/26/03, due in the amount of $50,010,306
                                                                                         (cost $50,000,000; the value of the
                                                                                         collateral including interest was
                                                                                         $51,000,000)

          50,000          -                                 (14,500)         35,500    Greenwich Capital Markets, 1.05%, dated
                                                                                         11/26/03, due 12/01/03 in the amount of
                                                                                         $50,007,292 (cost $50,000,000; the value of
                                                                                         the collateral including interest was
                                                                                         $51,001,080)

          50,000          -                                 (14,500)         35,500    JP Morgan Chase Securities, Inc., 1.05%,
                                                                                         dated 11/26/03, due 12/01/03 in the amount
                                                                                         of $50,007,192 (cost $50,000,000; the
                                                                                         valueof the collateral including interest
                                                                                         was $51,000,496)


          66,524          -                                 (19,292)         47,232    Joint Repurchase Agreement, 1.07%, dated
                                                                                         11/28/03, due 12/01/03 in the amount of
                                                                                         $66,529,932 (cost $66,524,000; the value of
                                                                                         the collateral including interest was
                                                                                         $67,528,442)

          50,000          -                                 (14,500)         35,500    Merrill Lynch & Co., Inc., 1.04%, dated
                                                                                         11/28/03, due 12/02/03 in the amount of
                                                                                         $50,005,778 (cost $50,000,000; the value of
                                                                                         the collateral including interest was
                                                                                         $51,002,651)


                                                                                       Total Investments --100.4%
                                                                                       (amortized cost is $529,344,555;
                                                                                         $348,315,339; $438,531,393) respectively
                                                                                       Liabilities in excess of other assets (0.4)%
                                                                                       Net Assets --100%



                                                             Value
--------------------------------------------------------------------------------------------------------------------------------
                                           U.S. Treasury                     Anticipated redemption                  Pro-Forma
     Money Market Series                Money Market Series                     of sweep assets                      Combined
---------------------------         -------------------------             ---------------------------           ---------------
         -                                       14,553,637                             (11,933,982)                 2,619,655
         -                                       25,202,620                             (20,666,148)                 4,536,472
         -                                        5,043,080                              (4,135,326)                   907,754
         -                                        2,653,599                              (2,175,951)                   477,648
---------------------------         -------------------------             ---------------------------           ---------------


         -                                       47,452,936                             (38,911,407)                 8,541,529
---------------------------         -------------------------             ---------------------------           ---------------

               20,000,000                   -                                            (5,800,000)                14,200,000


               50,000,000                   -                                           (14,500,000)                35,500,000


               50,000,000                   -                                           (14,500,000)                35,500,000


               50,000,000                   -                                           (14,500,000)                35,500,000


               66,524,000                   -                                           (19,291,960)                47,232,040


               50,000,000                   -                                           (14,500,000)                35,500,000
---------------------------         -------------------------             ---------------------------           ---------------


              286,524,000                   -                                           (83,091,960)               203,432,040
---------------------------         -------------------------             ---------------------------           ---------------


             $529,344,555              348,315,339                                    ($439,128,499)              $438,531,395
---------------------------         -------------------------             ---------------------------           ---------------
              ($2,052,150)              1,007,511                                                                   (1,516,562)
---------------------------         -------------------------                                                   ---------------
             $527,292,405             $349,322,850                                                                $436,964,834
===========================         =========================                                                   ===============



(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
F.R.N. -- Floating Rate Note.
M.T.N. -- Medium Term Note.

DRYDEN GOVERNMENT SECURITIES TRUST/
MONEY MARKET SERIES &
U.S. TREASURY MONEY MARKET SERIES

            FORMERLY KNOWN AS PRUDENTIAL GOVERNMENT SECURITIES TRUST


NOVEMBER 30, 2003                 ANNUAL REPORT

                                    [GRAPHIC]

FUND TYPE
Money market

OBJECTIVES

Money Market Series: High current income, preservation of capital, and maintenance of liquidity.

U.S. Treasury Money Market Series: High current income consistent with the preservation of principal and liquidity.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Trust's portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential Insurance Company of America.

                       [JENNISONDRYDEN MUTUAL FUNDS LOGO]

Dear Shareholder,
                                                                January 14, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. There has been press coverage of Prudential, and recently, administrative complaints were filed against Prudential Securities* and several of its former brokers and branch managers in Massachusetts. As president of your Trust, I'd like to provide you with an update on the issues as they pertain to JennisonDryden mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial's investment units and its proprietary distribution channels, including the former Prudential Securities. The review also includes mutual fund trading activity by investment professionals who manage our funds.

MARKET TIMING
Prudential Investments LLC, the Trust's investment manager, has actively discouraged disruptive market timing, and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of JennisonDryden mutual funds, and Prudential Investment Management Services LLC, the distributor of the funds, are part of the Investment Management segment of Prudential Financial, Inc. and are separate legal entities from the entity formerly known as Prudential Securities Incorporated, a retail brokerage firm. In February 2003, Prudential Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July 2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities LLC, and Prudential Financial owns the remaining 38%.

LATE TRADING
The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day's price. The policies of our mutual funds do not make and have not made allowances for the practice known as "late trading".

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,


/s/ Judy A. Rice


Judy A. Rice, President
Dryden Government Securities Trust/Money Market Series
Dryden Government Securities Trust/U.S. Treasury Money Market Series

              Dryden Government Securities Trust   1

YOUR TRUST'S PERFORMANCE

FUND OBJECTIVES--MONEY MARKET SERIES
The investment objectives of the MONEY MARKET SERIES are high current income, preservation of capital, and maintenance of liquidity. There can be no assurance that the Money Market Series will achieve its investment objectives.

     FUND FACTS as of 11/30/03

                                                  7-DAY          NET ASSET      WEIGHTED AVG.     NET ASSETS
                                              CURRENT YIELD*    VALUE (NAV)     MATURITY (WAM)    (MILLIONS)
  Class A                                               0.29%   $      1.00         32 Days       $    504.8

  Class Z                                               0.42%   $      1.00         32 Days       $     22.5

  iMoneyNet, Inc. Government & Agency Avg.**            0.38%           N/A         56 Days              N/A


* Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Series.

** iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Government & Agency Average as of November 25, 2003, the closest date to the end of our reporting period.

FUND OBJECTIVE--U.S. TREASURY MONEY MARKET SERIES
The investment objective of the U.S. TREASURY MONEY MARKET SERIES is high current income consistent with the preservation of principal and liquidity. There can be no assurance that the U.S. Treasury Money Market Series will achieve its investment objective.

     FUND FACTS as of 11/30/03

                                                  7-DAY          NET ASSET      WEIGHTED AVG.     NET ASSETS
                                              CURRENT YIELD*    VALUE (NAV)     MATURITY (WAM)    (MILLIONS)
  Class A                                               0.26%   $      1.00         51 Days       $    343.5

  Class Z                                               0.39%   $      1.00         51 Days       $      5.8

  iMoneyNet, Inc. Treasury Retail Avg.**                0.34%           N/A         70 Days              N/A


* Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the U.S. Treasury Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Treasury Money Market Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the U.S. Treasury Money Market Series.

** iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Treasury Retail Average as of November 25, 2003, the closest date to the end of our reporting period.

                                2   Visit our website at www.jennisondryden.com

INVESTMENT ADVISER'S REPORT
PRUDENTIAL INVESTMENT MANAGEMENT, INC.

MONEY MARKET SERIES

FACING THE CHALLENGE OF LOW INTEREST RATES
During the 12-month period that began December 1, 2002, investors searching for high-quality money market securities with attractive yields had to contend with interest rates that hovered at their lowest levels in decades. Therefore our investment strategy aimed to enhance the Series' yield and to provide its shareholders with easy access to their money. The Series' NAV remained at $1.00 per share throughout its fiscal year.

We typically invested in two maturity categories. Our short-term investments, securities maturing in three months or less, were federal agency notes and repurchase agreements with various U.S. financial institutions. Our longer-term investments were federal agency notes maturing in nine months to one year.

From time to time, we emphasized one maturity category more than the other, reflecting changing market conditions or the liquidity needs of the Series' shareholders. For example, the threat of war with Iraq, among other things, undermined economic vitality in the United States during the early months of our reporting period. As 2003 continued, there was growing speculation in the financial markets that the Federal Reserve (the Fed) would reduce short-term interest rates to encourage sustainable economic growth. This outlook for a more accommodative monetary policy meant that money market yields could decline even further.

We believed we found particularly good value in federal agency notes scheduled to mature in one year that could be retired early (or called) by their respective issuers in three or six months. These callable notes featured relatively attractive yields to compensate investors for this early maturity option. During the reporting period, some federal agency notes held by the Series were called while others were not. Those issues that were called still benefited the Series by providing incremental yield during the time that they were held in the portfolio.

OVERNIGHT BANK LENDING RATE REDUCED TO 1%
The change in monetary policy finally occurred in late June 2003. The rate banks charge each other for overnight loans was reduced a quarter of a percentage point to 1%. (Some investors had expected the benchmark rate to be cut by half a percentage point.) Disappointment over this modest change in monetary policy and signs of faster-than-expected economic growth put upward pressure on money market yields in the summer. Yields rose amid concern that the Fed might begin to consider increasing short-term rates.

During the summer of 2003, we took advantage of what we believed to be an attractive investment opportunity. The Federal Home Loan Mortgage Corporation (Freddie Mac), a U.S. government-sponsored enterprise, buys mortgages and packages them into mortgage-backed securities that are sold to investors. Freddie Mac had to restate its earnings higher because of accounting irregularities. As a result of this news, yield spreads on Freddie Mac notes became tighter relative to corporate debt securities with comparable maturities. This partly reflected uncertainty about how Freddie Mac and the Federal National Mortgage Association (Fannie Mae) would be regulated in the future to prevent such problems from reoccurring. We capitalized on this window of opportunity by purchasing Freddie Mac and Fannie Mae notes, which provided incremental yield that benefited the Series.

In the autumn of 2003, we adjusted our strategy by selling federal agency notes maturing in six months to a year and buying those maturing in two months or less. This prepared the Series to accommodate an anticipated outflow of assets in late 2003 associated with a joint venture between Prudential Securities Incorporated and Wachovia Securities LLC.

U.S. TREASURY MONEY MARKET SERIES

INVESTING AMID LOW INTEREST RATES
Money market funds that invest exclusively in U.S. Treasury securities offer a lower-risk alternative amid volatile financial markets. However, the average seven-day current yield on money market funds declined significantly during our 12-month reporting period that began December 1, 2002. This trend occurred as the Federal Reserve (the Fed) reduced short-term interest rates to their lowest level in decades with a goal of stimulating sustainable economic growth in the United States.

Confronted with the challenge posed by the low-interest-rate environment, we employed an investment strategy aimed at enhancing the Series' yield while providing its shareholders with quick access to their money. The Series' NAV remained at $1.00 per share throughout its fiscal year.

ADJUSTING OUR TWO-PRONGED INVESTMENT STRATEGY
We typically invested in two maturity categories of Treasurys--those that came due in one month or less and those that had one year left to maturity. From time to time, we adjusted our approach so that our purchases focused more on one of these maturity categories than the other. Our adjustment depended on the flow of assets in the Series and changing conditions in the money markets. For example, the liquidity needs of the Series' shareholders typically increase early in the calendar year. In order to provide the Series with the flexibility to accommodate this development, we emphasized Treasurys maturing in one month or less. Moreover, one-month Treasurys offered relatively higher yields because of the burgeoning supply of these debt securities. The U.S. Department of the Treasury has greatly increased the amount of securities it issues (some maturities more than others) to finance the ballooning federal budget deficit.

As 2003 continued, there was growing speculation in the financial markets that the Fed would cut short-term interest rates because, among other things, the threat of war with Iraq had hurt economic conditions in the United States. Therefore we began to emphasize Treasurys maturing in one year to lock in their yields before the general level of money market yields declined even further.

OVERNIGHT BANK LENDING RATE REDUCED TO 1%
The long-awaited change in monetary policy occurred in late June 2003. The rate banks charge each other for overnight loans was reduced a quarter of a percentage point to 1%. (Some investors had expected the benchmark rate to be cut by half a percentage point.) Disappointment over this modest change in monetary policy and signs that the economy might be expanding at a brisk pace put upward pressure on money market yields in the summer of 2003. Yields rose amid concern that the Fed might begin to consider increasing short-term rates. In August 2003, we took advantage of this temporary rise in yields by purchasing Treasurys maturing in one year.

During the autumn of 2003, we adjusted our investment strategy by selling Treasurys maturing in nine months to one year and buying those maturing in three months or less. This prepared the Series to accommodate an anticipated outflow of assets in late 2003 associated with a joint venture between Prudential Securities Incorporated and Wachovia Securities LLC.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Statements


November 30, 2003                      ANNUAL REPORT

                        DRYDEN GOVERNMENT SECURITIES TRUST
                        MONEY MARKET SERIES
                        U.S. TREASURY MONEY MARKET SERIES

Portfolio Of Investments

as of November 30, 2003
Money Market Series

PRINCIPAL
AMOUNT (000)          DESCRIPTION                                                    VALUE (NOTE 1)
     FEDERAL FARM CREDIT BANK  0.1%

$         500           5.10%, 4/26/04                                          $               507,649

     FEDERAL HOME LOAN BANK 22.6%

        5,160           5.25%, 2/13/04, M.T.N.                                                5,202,560
        6,000           1.30%, 12/4/03, F.R.N.                                                6,000,000
        5,000           1.25%, 12/11/03, F.R.N.                                               5,000,000
       30,000           1.015%, 12/24/03, F.R.N.                                             29,992,899
       20,000           1.05%, 1/7/04, F.R.N.                                                19,997,293
       33,000           1.01%, 1/14/04, F.R.N.                                               32,990,932
          300           5.35%, 12/1/03                                                          300,000
          100           5.53%, 12/8/03                                                          100,081
          100           5.85%, 12/15/03                                                         100,174
          500           3.26%, 12/19/03                                                         500,512
          500           Zero Coupon, 2/25/04                                                    497,514
        1,000           1.25%, 4/15/04                                                        1,000,598
       10,000           4.875%, 4/16/04                                                      10,134,232
          250           1.125%, 5/19/04                                                         249,886
        7,000           2.25%, 8/13/04                                                        7,054,429
                                                                                -----------------------
                                                                                            119,121,110

     FEDERAL HOME LOAN MORTGAGE CORPORATION 5.9%

       15,000           1.01%, 12/15/03                                                      14,994,108
       12,500           0.99%, 12/31/03                                                      12,489,688
          758           5.25%, 2/15/04                                                          764,254
          750           5.625%, 3/12/04                                                         759,203
        2,000           3.25%, 5/20/04                                                        2,016,962
                                                                                -----------------------
                                                                                             31,024,215

     FEDERAL NATIONAL MORTGAGE ASSOCIATION 17.5%

        3,817           5.125%, 2/13/04, M.T.N.                                               3,847,397
        6,340           1.003%, 12/10/03, F.R.N.                                              6,338,637
       25,000           1.06%, 12/18/03, F.R.N.                                              24,995,416
       10,500           1.01%, 1/22/04, F.R.N.                                               10,499,226
       19,000           1.00%, 1/28/04, F.R.N.                                               18,995,214
        8,000           1.35%, 3/23/04, F.R.N.                                                8,000,000
        5,138           1.005%, 1/15/04                                                       5,131,544
        4,000           1.14%, 2/18/04                                                        3,989,993
       10,000           6.50%, 8/15/04                                                       10,370,154
                                                                                -----------------------
                                                                                             92,167,581

See Notes to Financial Statements.

PRINCIPAL
AMOUNT (000)        DESCRIPTION                                                      VALUE (NOTE 1)
   REPURCHASE AGREEMENTS(a) 54.3%

                     Bear Stearns & Co., Inc.
                        1.06%, dated 11/24/03, due 12/1/03 in the
                        amount of $20,004,122 (cost $20,000,000;
                        the value of the collateral including
$      20,000           interest was $20,400,244)                               $            20,000,000
                     Deutsche Bank Securities, Inc.,
                        1.06%, dated 11/26/03, due 12/03/03 in the
                        amount of $50,010,306 (cost $50,000,000;
                        the value of the collateral including
       50,000           interest was $51,000,000)                                            50,000,000
                     Greenwich Capital Markets,
                        1.05%, dated 11/26/03, due 12/01/03 in the
                        amount of $50,007,292 (cost $50,000,000;
                        the value of the collateral including
       50,000           interest was $51,001,080)                                            50,000,000
                     JP Morgan Chase Securities, Inc.,
                        1.05%, dated 11/26/03, due 12/01/03 in the
                        amount of $50,007,292 (cost $50,000,000;
                        the value of the collateral including
       50,000           interest was $51,000,496)                                            50,000,000
                     Joint Repurchase Agreement (Note 4),
       66,524           1.07%, dated 11/28/03, due 12/01/03 in the
                        amount of $66,529,932 (cost $66,524,000 the
                        value of the collateral including interest
                        was $67,528,442)                                                     66,524,000
                     Merrill Lynch & Co., Inc.,
                        1.04%, dated 11/28/03, due 12/02/03 in the
                        amount of $50,005,778 (cost $50,000,000;
                        the value of the collateral including
       50,000           interest was $51,002,651)                                            50,000,000
                                                                                -----------------------
                                                                                            286,524,000
                      TOTAL INVESTMENTS 100.4%
                         (AMORTIZED COST $529,344,555(b))                                   529,344,555
                      Liabilities in excess of other assets (0.4%)                           (2,052,150)
                                                                                -----------------------

                      NET ASSETS 100%                                           $           527,292,405
                                                                                =======================

----------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 2003.
M.T.N.--Medium Term Note.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

                                              See Notes to Financial Statements.

Portfolio Of Investments

as of November 30, 2003
U.S. Treasury Money Market Series

PRINCIPAL
AMOUNT (000)          DESCRIPTION                                                    VALUE (NOTE 1)
    UNITED STATES TREASURY BILLS  86.1%

$       1,495           0.825%, 12/18/03                                        $             1,494,417
       30,000           0.92%, 12/18/03                                                      29,986,967
        2,705           0.902%, 12/26/03                                                      2,703,306
       64,900           0.938572%, 12/26/03                                                  64,857,699
       75,000           0.945%, 12/26/03                                                     74,950,781
       19,784           0.90%, 1/2/04                                                        19,768,173
        5,198           0.9025%, 1/2/04                                                       5,193,830
       20,465           0.91%, 1/2/04                                                        20,448,446
       10,571           0.915%, 1/2/04                                                       10,562,402
          878           0.925%, 1/2/04                                                          877,278
        6,931           0.92%, 1/8/04                                                         6,924,269
        6,702           0.94%, 1/8/04                                                         6,695,350
       33,225           0.905%, 1/15/04                                                      33,187,414
        1,000           0.94%, 1/15/04                                                          998,825
       12,000           0.97%, 1/15/04                                                       11,985,450
       10,000           0.96%, 1/29/04                                                        9,984,267
          213           1.01%, 2/5/04                                                           212,606
           31           1.035%, 2/26/04                                                          30,923
                                                                                -----------------------
                                                                                            300,862,403

    UNITED STATES TREASURY NOTES 13.6%

       14,465           2.125%, 8/31/04                                                      14,553,637
       25,000           3.625%, 3/31/04                                                      25,202,620
        5,000           3.375%, 4/30/04                                                       5,043,080
        2,607           5.25%, 5/15/04                                                        2,653,599
                                                                                -----------------------
                                                                                             47,452,936
                                                                                -----------------------

                        TOTAL INVESTMENTS 99.7%
                          (AMORTIZED COST $348,315,339(a))                                  348,315,339
                        Other assets in excess of liabilities 0.3%                            1,007,511
                                                                                -----------------------
                        NET ASSETS    100%                                      $           349,322,850
                                                                                =======================

----------
(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

as of November 30, 2003

                                                                                U.S. TREASURY
                                                       MONEY                        MONEY
                                                   MARKET SERIES                MARKET SERIES
  ASSETS

  Investments, at amortized cost             $             242,820,555     $           348,315,339
  Repurchase Agreements                                    286,524,000                          --
  Cash                                                          69,362                      26,377
  Receivable for Series shares sold                          2,418,249                   5,259,068
  Interest receivable                                          744,692                     251,595
  Prepaid expenses and other assets                             14,428                      10,663
                                             -------------------------     -----------------------
  TOTAL ASSETS                                             532,591,286                 353,863,042
                                             =========================     =======================

  LIABILITIES

  Payable for Series shares
    reacquired                                               4,500,644                   4,172,065
  Accrued expenses and other
    liabilities                                                526,293                     180,696
  Management fee payable                                       177,803                     120,462
  Distribution fee payable                                      53,228                      37,034
  Dividends payable                                             30,399                      17,656
  Deferred trustee's fees                                       10,514                      12,279
                                             -------------------------     -----------------------
  TOTAL LIABILITIES                                          5,298,881                   4,540,192
                                             -------------------------     -----------------------

  NET ASSETS                                 $             527,292,405     $           349,322,850
                                             =========================     =======================
  Net assets were comprised of:
      Shares of beneficial interest,
        at par ($.01 per share)              $               5,272,924     $             3,493,229
      Paid-in capital in excess of par                     522,019,481                 345,829,621
                                             -------------------------     -----------------------
  NET ASSETS, NOVEMBER 30, 2003              $             527,292,405     $           349,322,850
                                             =========================     =======================

  CLASS A

  Net asset value, offering price and
  redemption price per share
  ($504,806,153 DIVIDED BY 504,806,153
  shares of beneficial interest issued
  and outstanding)                           $                    1.00
                                             -------------------------

  ($343,476,543 DIVIDED BY 343,476,543
  shares of beneficial interest issued
  and outstanding)                                                         $                  1.00
                                                                           -----------------------

  CLASS Z

  Net asset value, offering price and
  redemption price per share
  ($22,486,252 DIVIDED BY 22,486,252
  shares of beneficial interest issued
  and outstanding)                           $                    1.00
                                             -------------------------
  ($5,846,307 DIVIDED BY 5,846,307
  shares of beneficial interest issued
  and outstanding)                                                         $                  1.00
                                                                           -----------------------

                                              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2003

                                                                                U.S. TREASURY
                                                       MONEY                       MONEY
                                                   MARKET SERIES                MARKET SERIES
  NET INVESTMENT INCOME

  Interest                                   $               7,866,963     $             6,092,148
                                             -------------------------     -----------------------
  Expenses
  Management fee                                             2,375,892                   2,052,872
  Distribution fee--Class A                                    714,954                     634,029
  Transfer agent's fees and expenses                         1,535,000                     200,000
  Reports to shareholders                                      142,000                      52,000
  Custodian's fees and expenses                                112,000                     101,000
  Registration fees                                            100,000                      73,000
  Legal fees and expenses                                       32,000                      29,000
  Audit fee                                                     26,000                      26,000
  Trustees' fees                                                15,000                      23,000
  Miscellaneous                                                 31,350                       9,636
                                             -------------------------     -----------------------
  TOTAL EXPENSES                                             5,084,196                   3,200,537
                                             -------------------------     -----------------------
  Net investment income                                      2,782,767                   2,891,611
                                             -------------------------     -----------------------
  REALIZED GAIN ON INVESTMENTS

  Net realized gain on investment
    transactions                                                17,514                      95,657
                                             -------------------------     -----------------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                $               2,800,281     $             2,987,268
                                             =========================     =======================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Money Market Series

                                                               YEAR ENDED NOVEMBER 30,
                                             -----------------------------------------------------
                                                        2003                        2002
  INCREASE (DECREASE) IN NET ASSETS

  OPERATIONS
  Net investment income                      $               2,782,767     $             7,353,632
  Net realized gain on investment
    transactions                                                17,514                     108,891
                                             -------------------------     -----------------------
  Net increase in net assets resulting
    from operations                                          2,800,281                   7,462,523
                                             -------------------------     -----------------------
  DIVIDENDS AND DISTRIBUTIONS
    (NOTE 1)
       Class A                                              (2,675,669)                 (7,104,781)
       Class Z                                                (124,612)                   (357,742)
                                             -------------------------     -----------------------
                                                            (2,800,281)                 (7,462,523)
                                             -------------------------     -----------------------

  SERIES SHARE TRANSACTIONS(a)
    (NOTE 5)
  Net proceeds from shares
    subscribed                                             855,912,790                 898,494,487
  Net asset value of shares issued in
    reinvestment of dividends and
    distributions                                            2,790,554                   7,518,194
  Cost of shares reacquired                               (961,997,498)               (914,652,030)
                                             -------------------------     -----------------------
  Net decrease in net assets from
    Series share transactions                             (103,294,154)                 (8,639,349)
                                             -------------------------     -----------------------
  Total decrease                                          (103,294,154)                 (8,639,349)

  NET ASSETS
--------------------------------------------------------------------------------------------------
  Beginning of year                                        630,586,559                 639,225,908
                                             -------------------------     -----------------------
  End of year                                $             527,292,405     $           630,586,559
                                             =========================     =======================

----------
(a)  At $1.00 per share for the Money Market Series.

                                              See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

U.S. Treasury Money Market Series

                                                               YEAR ENDED NOVEMBER 30,
                                             -----------------------------------------------------
                                                        2003                        2002
  INCREASE (DECREASE) IN NET ASSETS

  OPERATIONS
  Net investment income                      $               2,891,611     $             6,213,512
  Net realized gain on
    investment transactions                                     95,657                     327,216
                                             -------------------------     -----------------------
  Net increase in net assets
    resulting from operations                                2,987,268                   6,540,728
                                             -------------------------     -----------------------
  DIVIDENDS AND DISTRIBUTIONS
    (NOTE 1)
  Class A                                                   (2,947,679)                 (6,462,685)
  Class Z                                                      (39,589)                    (78,043)
                                             -------------------------     -----------------------
                                                            (2,987,268)                 (6,540,728)
                                             -------------------------     -----------------------

  SERIES SHARE TRANSACTIONS(a)
    (NOTE 5)
  Net proceeds from shares
    subscribed                                           4,022,332,273               2,921,203,514
  Net asset value of shares
    issued in reinvestment of
    dividends and distributions                              2,634,240                   6,027,099
  Cost of shares reacquired                             (4,062,912,149)             (3,049,069,855)
                                             -------------------------     -----------------------
  Net decrease in net assets from
    Series share transactions                              (37,945,636)               (121,839,242)
                                             -------------------------     -----------------------
  Total decrease                                           (37,945,636)               (121,839,242)

  NET ASSETS

  Beginning of year                                        387,268,486                 509,107,728
                                             -------------------------     -----------------------
  End of year                                $             349,322,850     $           387,268,486
                                             =========================     =======================

----------
(a)  At $1.00 per share for the U.S. Treasury Money Market Series.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Dryden Government Securities Trust (the "Fund"), formerly known as Prudential Government Securities Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of two series: the Money Market Series and the U.S. Treasury Money Market Series (each a "Series"); the monies of each series are invested in separate, independently managed portfolios. The Money Market Series seeks high current income, preservation of capital and maintenance of liquidity by investing primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature in 13 months or less. The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of principal and liquidity by investing exclusively in U.S. Treasury obligations that mature in 13 months or less.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund and each Series in the preparation of its financial statements.

SECURITIES VALUATIONS: Portfolio securities of the Fund are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund's expenses are allocated to the respective Series on the basis of relative net assets except for Series specific expenses which are allocated at a Series or class level.

DIVIDENDS AND DISTRIBUTIONS: The Series declare daily dividends from net investment income and net realized short-term capital gains. Payment of dividends is made monthly. Income distributions and realized capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

FEDERAL INCOME TAXES: For federal income tax purposes, each Series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments LLC ("PI"). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ("PIM"). PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly based on the average daily net assets of each Series. With respect to the Money Market Series, the management fee is payable as follows: .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of the average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion. With respect to the U.S. Treasury Money Market Series, the management fee is payable at an annual rate of .40 of 1% of the average daily net assets of the Series.

Each Series has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A and Class Z shares of each Series. Each Series compensates PIMS for distributing and servicing the Class A shares, pursuant to a plan of distribution (the "Class A Plan"), regardless of expenses actually incurred by PIMS. The distribution fees for Class A shares are accrued daily and payable monthly. The distributor pays various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of each Series.

Pursuant to the Class A Plan, the Money Market Series and the U.S. Treasury Money Market Series compensate PIMS at an annual rate of .125 of 1% of each Series' Class A average daily net assets.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended November 30, 2003, the Fund incurred fees of approximately $818,800 and $198,300, respectively, for the Money Market Series and U.S. Treasury Money Market Series. As of November 30, 2003, approximately $60,600 and $12,700 of such fees were due to PMFS, respectively, for the Money Market Series and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses and sub-transfer agent fees paid to non-affiliates.

NOTE 4. JOINT REPURCHASE AGREEMENT ACCOUNT

The Money Market Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2003, the Money Market Series had a 23.3% undivided interest in the joint account. The undivided interest for the Money Market Series represents $66,524,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

Bank of America, 1.07%, in the principal amount of $95,303,000, repurchase price $95,311,498, due 12/01/03. The value of the collateral including accrued interest was $97,209,060.

SBC Warburg Asia Limited, 1.07%, in the principal amount of $95,303,000, repurchase price $95,311,498 due 12/01/03. The value of the collateral including accrued interest was $95,400,000.

Barclays Securities, Inc., 1.07%, in the principal amount of $95,304,000, repurchase price $95,312,498, due 12/01/03. The value of the collateral including accrued interest was $97,212,581.

NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized capital gains (losses) and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized gains on investments. For the year ended November 30, 2003, the adjustments were to decrease accumulated net realized gains and increase undistributed net investment income by $17,514 for the Money Market Series. For the year ended November 30, 2003, the adjustments were to decrease accumulated net realized gains and increase undistributed net investment income by $95,657 for the U.S. Treasury Money Market Series. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended November 30, 2002 and November 30, 2003, the tax character of the dividends paid, as reflected in the Statement of Changes for the Money Market Series and the U.S. Treasury Money Market Series was ordinary income. The dividends were as follows:

                                             NOVEMBER 30, 2002       NOVEMBER 30, 2003
                                             -----------------       -----------------
Money Market Series                          $       7,462,523       $       2,800,281
U.S. Treasury Money Market Series            $       6,540,728       $       2,987,268

Both the Money Market Series and the U.S. Treasury Money Market Series had no distributable earnings as of November 30, 2003.

NOTE 6. CAPITAL

The Fund offers Class A and Class Z shares. Neither Class A nor Class Z shares are subject to any sales or redemption charge. Class Z shares are offered exclusively for sale to a limited group of investors. The Money Market Series may also offer Class S shares. There are no Class S shares currently issued and outstanding. Each Series has authorized an unlimited number of shares of beneficial interest at $.01 par value.

Transactions in shares of beneficial interest at $1 net asset value per share, for the Money Market Series were as follows:

                                                                            YEAR ENDED NOVEMBER 30,
                                                                     ------------------------------------
                                                                          2003                2002
                                                                     ----------------   -----------------
CLASS A

Shares sold                                                               844,459,956         860,460,410
Shares issued in reinvestment of dividends and distributions                2,662,762           7,153,338
Shares reacquired                                                        (949,900,975)       (868,067,278)
                                                                     ----------------   -----------------
Net increase (decrease) in shares outstanding                            (102,778,257)           (453,530)
                                                                     ================   =================
CLASS Z

Shares sold                                                                11,452,834          38,034,077
Shares issued in reinvestment of dividends and distributions                  127,792             364,856
Shares reacquired                                                         (12,096,523)        (46,584,752)
                                                                     ----------------   -----------------
Net increase (decrease) in shares outstanding                                (515,897)         (8,185,819)
                                                                     ================   =================

Transactions in shares of beneficial interest at $1 net asset value per share, for the U.S. Treasury Money Market Series were as follows:

                                                                            YEAR ENDED NOVEMBER 30,
                                                                     ------------------------------------
                                                                          2003                2002
                                                                     ----------------   -----------------
CLASS A

Shares sold                                                             4,017,929,839       2,917,283,152
Shares issued in reinvestment of dividends and distributions                2,594,099           5,947,387
Shares reacquired                                                      (4,058,788,613)     (3,043,851,561)
                                                                     ----------------   -----------------
Net increase (decrease) in shares outstanding                             (38,264,675)       (120,621,022)
                                                                     ================   =================
CLASS Z

Shares sold                                                                 4,402,434           3,920,362
Shares issued in reinvestment of dividends and distributions                   40,141              79,712
Shares reacquired                                                          (4,123,536)         (5,218,294)
                                                                     ----------------   -----------------
Net increase (decrease) in shares outstanding                                 319,039          (1,218,220)
                                                                     ================   =================

NOTE 7. REORGANIZATION

The U.S. Treasury Series historically has served as a sweep vehicle of an affiliated broker/dealer. During fiscal 2003 the U.S. Treasury Series was notified that it would no longer be utilized in such a manner. Consequently, U.S. Treasury Series assets will likely decline over time.

On November 18, 2003, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization which provided for the transfer of all assets and assumption of all liabilities of Class A and Z shares of the U.S. Treasury Money Market Series for Class A and Z shares of the Money Market Series, respectively.

At the close of business on November 19, 2003, the U.S. Treasury Series has been closed to new accounts pending the merger with the Money Market Series. Shareholders of the U.S. Treasury Series may redeem shares through the effective time of the merger.

Financial Highlights

Money Market Series

                                                                                 CLASS A
                                                                        --------------------------
                                                                                YEAR ENDED
                                                                             NOVEMBER 30, 2003
--------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF YEAR                                    $                    1.000
                                                                        --------------------------
  Net investment income and net realized gain on investment
    transactions                                                                             0.005
  Dividends and distributions                                                               (0.005)
                                                                        --------------------------
  Net asset value, end of year                                          $                    1.000
                                                                        ==========================
  TOTAL RETURN(a):                                                                            0.47%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)                                         $                  504,806
  Average net assets (000)                                              $                  571,964
  Ratios to average net assets:
     Expenses, including distribution and service (12b-1) fees                                0.87%
     Expenses, excluding distribution and service (12b-1) fees                                0.74%
     Net investment income                                                                    0.46%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

                                                                                          CLASS A
                                                                -----------------------------------------------------------
                                                                                   YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------------------------------
                                                                    2002            2001            2000          1999
---------------------------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF YEAR                            $       1.000   $      1.000    $     1.000   $       1.000
                                                                -------------   ------------    -----------   -------------
  Net investment income and net realized gain on investment
    transactions                                                        0.012          0.039          0.053           0.042
  Dividends and distributions                                          (0.012)        (0.039)        (0.053)         (0.042)
                                                                -------------   ------------    -----------   -------------
  Net asset value, end of year                                  $       1.000   $      1.000    $     1.000   $       1.000
                                                                =============   ============    ===========   =============
  TOTAL RETURN(a):                                                       1.19%          4.04%          5.43%           4.31%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)                                 $     607,585   $    608,038    $   558,307   $     576,868
  Average net assets (000)                                      $     612,109   $    589,136    $   559,103   $     594,266
  Ratios to average net assets:
     Expenses, including distribution and service (12b-1) fees           0.77%          0.83%          0.91%           0.90%
     Expenses, excluding distribution and service (12b-1) fees           0.64%          0.70%          0.79%           0.77%
     Net investment income                                               1.14%          3.82%          5.35%           4.23%

                                              See Notes to Financial Statements.

                                                                                 CLASS Z
                                                                        --------------------------
                                                                                YEAR ENDED
                                                                             NOVEMBER 30, 2003
--------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF YEAR                                    $                    1.000
                                                                        --------------------------
  Net investment income and net realized gain on investment
    transactions                                                                             0.006
  Dividends and distributions                                                               (0.006)
                                                                        --------------------------
  Net asset value, end of year                                          $                    1.000
                                                                        ==========================
  TOTAL RETURN(a):                                                                            0.60%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)                                         $                   22,486
  Average net assets (000)                                              $                   22,010
  Ratios to average net assets:
     Expenses, including distribution and service (12b-1) fees                                0.74%
     Expenses, excluding distribution and service (12b-1) fees                                0.74%
     Net investment income                                                                    0.56%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

                                                                                           CLASS Z
                                                                -----------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------------------------------
                                                                    2002            2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF YEAR                            $       1.000   $      1.000    $     1.000   $       1.000
                                                                -------------   ------------    -----------   -------------
  Net investment income and net realized gain on investment
    transactions                                                        0.013           0.04          0.054           0.044
  Dividends and distributions                                          (0.013)        (0.040)        (0.054)         (0.044)
                                                                -------------   ------------    -----------   -------------
  Net asset value, end of year                                  $       1.000   $      1.000    $     1.000   $       1.000
                                                                =============   ============    ===========   =============
  TOTAL RETURN(a):                                                       1.32%          4.16%          5.56%          4.44%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)                                 $      23,002   $     31,188    $    38,534   $      41,546
  Average net assets (000)                                      $      27,790   $     37,641    $    34,243   $      32,984
  Ratios to average net assets:
     Expenses, including distribution and service (12b-1) fees           0.64%          0.70%          0.79%           0.77%
     Expenses, excluding distribution and service (12b-1) fees           0.64%          0.70%          0.79%           0.77%
     Net investment income                                               1.27%          4.03%          5.48%           4.38%

                                              See Notes to Financial Statements.

Financial Highlights

U.S. Treasury Money Market Series

                                                                                  CLASS A
                                                                        --------------------------
                                                                                YEAR ENDED
                                                                             NOVEMBER 30, 2003
--------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF YEAR                                    $                    1.000
  Net investment income and net realized gain on investment
    transactions                                                                             0.006
  Dividends and distributions                                                               (0.006)
                                                                        --------------------------
  Net asset value, end of year                                          $                    1.000
                                                                        ==========================
  TOTAL RETURN(a)                                                                             0.55%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)                                         $                  343,477
  Average net assets (000)                                              $                  507,223
  Ratios to average net assets:
      Expenses, including distribution and service (12b-1) fees                               0.63%
      Expenses, excluding distribution and service (12b-1) fees                               0.50%
      Net investment income                                                                   0.56%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Reflects overall Series ratio for investment income and non-class specific expenses.

See Notes to Financial Statements.

                                                                                           CLASS A
                                                                 ----------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                 ----------------------------------------------------------
                                                                     2002           2001            2000          1999
---------------------------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF YEAR                             $      1.000   $      1.000     $    1.000   $       1.000
  Net investment income and net realized gain on investment
    transactions                                                        0.013          0.038          0.052           0.041
  Dividends and distributions                                          (0.013)        (0.038)        (0.052)         (0.041)
                                                                 ------------   ------------     ----------   -------------
  Net asset value, end of year                                   $      1.000   $      1.000     $    1.000   $       1.000
                                                                 ============   ============     ==========   =============
  TOTAL RETURN(a)                                                        1.32%          4.01%          5.27%           4.19%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)                                  $    381,741   $    502,362     $  365,154   $     321,641
  Average net assets (000)                                       $    492,503   $    444,533     $  396,454   $     383,772
  Ratios to average net assets:
      Expenses, including distribution and service (12b-1) fees          0.63%          0.62%(b)       0.61%           0.63%
      Expenses, excluding distribution and service (12b-1) fees          0.50%          0.49%(b)       0.48%           0.51%
      Net investment income                                              1.25%          3.92%(b)       5.09%           4.08%

                                              See Notes to Financial Statements.

                                                                                 CLASS Z
                                                                        --------------------------
                                                                                YEAR ENDED
                                                                             NOVEMBER 30, 2003
--------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF YEAR                                    $                    1.000
  Net investment income and net realized gain on investment
    transactions                                                                             0.007
  Dividends and distributions                                                               (0.007)
                                                                        --------------------------
  Net asset value, end of year                                          $                    1.000
                                                                        ==========================
  TOTAL RETURN(a)                                                                             0.68%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)                                         $                    5,846
  Average net assets (000)                                              $                    5,995
  Ratios to average net assets:
     Expenses, including distribution and service (12b-1) fees                                0.50%
     Expenses, excluding distribution and service (12b-1) fees                                0.50%
     Net investment income                                                                    0.64%

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Reflects overall Series ratio for investment income and non-class specific expenses.

See Notes to Financial Statements.

                                                                                         CLASS Z
                                                                -----------------------------------------------------------
                                                                                   YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------------------------------
                                                                    2002            2001            2000          1999
---------------------------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF YEAR                            $       1.000   $      1.000     $    1.000   $       1.000
  Net investment income and net realized gain on investment
    transactions                                                        0.014          0.040          0.053           0.043
  Dividends and distributions                                          (0.014)        (0.040)        (0.053)         (0.043)
                                                                -------------   ------------     ----------   -------------
  Net asset value, end of year                                  $       1.000   $      1.000     $    1.000   $       1.000
                                                                =============   ============     ==========   =============
  TOTAL RETURN(a)                                                        1.45%          4.14%          5.40%           4.37%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)                                 $       5,527   $      6,746     $    5,510   $       2,013
  Average net assets (000)                                      $       5,514   $      5,870     $    2,191   $       1,942
  Ratios to average net assets:
     Expenses, including distribution and service (12b-1) fees           0.50%          0.49%(b)       0.48%           0.51%
     Expenses, excluding distribution and service (12b-1) fees           0.50%          0.49%(b)       0.48%           0.51%
     Net investment income                                               1.37%          4.04%(b)       5.31%           4.19%

                                              See Notes to Financial Statements.

Report of Independent Auditors

To the Shareholders and Board of Trustees of Dryden Government Securities Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series and U.S. Treasury Money Market Series (constituting Dryden Government Securities Trust, formerly Prudential Government Securities Trust, hereafter referred to as the "Fund") at November 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

As described in Note 7, the Board of Trustees has approved a reorganization plan whereby the U.S. Treasury Money Market Series would be merged into the Money Market Series subject to the U.S. Treasury Money Market Series' shareholders approval.

PricewaterhouseCoopers LLP
New York, New York
January 20, 2004

Federal Income Tax Information

(Unaudited)

We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 34.75% of the dividends paid by the Money Market Series* and 98.45% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.

Shortly after the close of the calendar year ended December 31, 2003, you will be advised as to the federal tax status of the dividends you received in calendar year 2003.

For more detailed information regarding your federal, state and local taxes, you should contact your tax adviser.


* Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

INDEPENDENT TRUSTEES(2)

DELAYNE DEDRICK GOLD (65), Trustee since 1981(3) Oversees 86 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

OTHER DIRECTORSHIPS HELD:(4) None.

ROBERT E. LA BLANC (69), Trustee since 2003(3) Oversees 106 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

OTHER DIRECTORSHIPS HELD:(4) Trustee of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

THOMAS T. MOONEY (62), Trustee since 1996(3) Oversees 82 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003).

OTHER DIRECTORSHIPS HELD:(4) Director (since 1988) of the High Yield Plus Fund, Inc.

RICHARD A. REDEKER (60), Trustee since 1995(3) Oversees 100 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

OTHER DIRECTORSHIPS HELD:(4) None.

ROBIN B. SMITH (64), Trustee since 2003(3) Oversees 105 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

OTHER DIRECTORSHIPS HELD:(4) Director of BellSouth Corporation (since 1992).

LOUIS A. WEIL, III (62), Trustee since 1991(3) Oversees 81 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Formerly Chairman (January 1999-July
2000), President and Chief Executive Officer (January 1996-July 2000) and Director (since September 1991) of Central Newspapers, Inc.; formerly Chairman of the Board (January 1996-July 2000), Publisher and Chief Executive Officer (August 1991-December 1995) of Phoenix Newspapers, Inc.

OTHER DIRECTORSHIPS HELD:(4) None

INTERESTED TRUSTEES

JUDY A. RICE (55), President since 2003 and Trustee since 2000(3) Oversees 108 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

OTHER DIRECTORSHIPS HELD:(4) None

ROBERT F. GUNIA (57), Vice President and Trustee since 1996(3) Oversees 187 portfolios in Fund complex
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

OTHER DIRECTORSHIPS HELD:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1998(3)
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

JONATHAN D. SHAIN (45), Secretary since 2001(3)
PRINCIPAL OCCUPATIONS (LAST 5 YEARS): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July
1998).

+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

(1) "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)  Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3) There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4) This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

- MAIL                            - TELEPHONE             - WEBSITE
   Gateway Center Three           (800) 225-1852          www.jennisondryden.com
   100 Mulberry Street
   Newark, NJ 07102

TRUSTEES
Delayne Dedrick Gold - Robert F. Gunia - Robert E. La Blanc - Thomas T. Mooney - Richard A. Redeker - Judy A. Rice - Robin B. Smith - Louis A. Weil III

OFFICERS
Judy A. Rice, PRESIDENT - Robert F. Gunia, VICE PRESIDENT - Grace C. Torres, TREASURER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER - Marguerite E.H. Morrison, CHIEF LEGAL OFFICER AND ASSISTANT SECRETARY - Jonathan D. Shain, SECRETARY - Maryanne Ryan, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

MANAGER                                     Prudential Investments LLC               Gateway Center Three
                                                                                     100 Mulberry Street
                                                                                     Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER                          Prudential Investment                    Gateway Center Two
                                            Management, Inc.                         100 Mulberry Street
                                                                                     Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------
DISTRIBUTOR                                 Prudential Investment                    Gateway Center Three
                                            Management Services LLC                  14th Floor
                                                                                     100 Mulberry Street
                                                                                     Newark, NJ 07102
----------------------------------------------------------------------------------------------------------------
CUSTODIAN                                   State Street Bank                        One Heritage Drive
                                            and Trust Company                        North Quincy, MA 02171
----------------------------------------------------------------------------------------------------------------
TRANSFER AGENT                              Prudential Mutual Fund                   PO Box 8098
                                            Services LLC                             Philadelphia, PA 19101
----------------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS                        PricewaterhouseCoopers LLP               1177 Avenue of the Americas
                                                                                     New York, NY 10036
----------------------------------------------------------------------------------------------------------------
FUND COUNSEL                                Shearman & Sterling LLP                  599 Lexington Avenue
                                                                                     New York, NY 10022

     Dryden Government Securities Trust/Money Market Series

     SHARE CLASS                                                    A                  Z
     Nasdaq                                                         PBGXX              PGZXX
     CUSIP                                                          262434301          262434400

     Dryden Government Securities Trust/U.S. Treasury Money Market Series

     SHARE CLASS                                                    A                  Z
     Nasdaq                                                         PUSXX              PTZXX
     CUSIP                                                          262434608          262434707

MUTUAL FUNDS:

ARE NOT INSURED BY THE FDIC OR ANY          MAY LOSE VALUE         ARE NOT A DEPOSIT OF OR
    FEDERAL GOVERNMENT AGENCY                                   GUARANTEED BY ANY BANK OR ANY
                                                                       BANK AFFILIATE

[JENNISONDRYDEN MUTUAL FUNDS LOGO]

     Dryden Government Securities Trust/Money Market Series

     SHARE CLASS                                                    A                  Z
     Nasdaq                                                         PBGXX              PGZXX
     CUSIP                                                          262434301          262434400

     Dryden Government Securities Trust/U.S. Treasury Money Market Series

     SHARE CLASS                                                    A                  Z
     Nasdaq                                                         PUSXX              PTZXX
     CUSIP                                                          262434608          262434707

MF100E IFS-A087152

                                     PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

    Article V, Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner not otherwise prohibited or limited by law as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person, other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder and shall reimburse such shareholder for all expenses reasonably related thereto.

    As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to
Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, an individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust) may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the Investment Company Act and pursuant to Section 10 of the Distribution Agreement (Exhibit 6(e)(1) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, in the performance of its duties, willful misfeasance or reckless disregard of duties. Such Article V of the Declaration of Trust, Article VII of the By-Laws, as amended and Section 10 of the Distribution Agreement are hereby incorporated by reference in their entirety. The Trust has purchased an insurance policy insuring its officers and Trustees against certain liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Trust against the cost of indemnification payments to officers and Trustees under certain circumstances.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC
(PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16. EXHIBITS.

(1) (a) Declaration of Trust as amended and restated on September 6, 1988 of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 27 to the Registration Statement filed on
     Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

     (b) Amendment to Declaration of Trust, dated March 1, 1991. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2,
     1998 (File No. 2-74139).

     (c) Amendment to Declaration of Trust, dated July 7, 2003. Incorporated by reference to Exhibit No. 1(c) to the Registration Statement on Form N-14 filed via EDGAR on January 7, 2004.

     (d) Amended Certificate of Designation dated July 27, 1995. Incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

     (e) Amended Certificate of Designation dated January 22, 1996. Incorporated by reference to Exhibit No. 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

     (f) Amended Certificate of Designation dated February 21, 1997. Incorporated by reference to Exhibit No. 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).

     (g) Amended and Restated Certificate of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 2-74139).

(2) Amended and Restated By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-14 filed on January 7, 2004.

(3)  Not Applicable.

(4) Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) (a) Specimen certificate for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. (c)(1) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 29, 1999 (File No. 2-74139).

     (b) Specimen certificate for shares of beneficial interest issued by the Registrant's U.S. Treasury Money Market Series. Incorporated by reference to Exhibit No. (c)(2) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 29, 1999 (File No. 2-74139).

     (c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

(6) (a) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment
     No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

     (b) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment
     No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

     (c) Amendment to Subadvisory Agreement dated November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).

(7) (a) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.

     (b) Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.

(8)  Not Applicable.

(9)  (a) Custodian Agreement between the Registrant and State Street
     Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

     (b) Amendment to Custodian Agreement dated February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).

     (c) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 2002 (File No. 2-74139).

     (d) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(4) to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 2002 (File No. 2-74139).

(10) (a) Distribution and Service Plan for Class A Shares, dated
     December 20, 1990, as amended and restated on July 1, 1993 and August 1, 1995 (Money Market Series and U.S. Treasury Money Market Series). Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).

     (b) Distribution and Service Plan for Class A Shares, dated July 26, 1995, as amended and restated on July 1, 1993 and August 1, 1995 (Short-Intermediate Term Series). Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000
     (File No. 2-74139).

     (c) Distribution Plan for Class S shares of U.S. Treasury Money Market Series. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 2-74139).

     (d) Rule 18f-3 Plan for Money Market Series. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996.

     (e) Rule 18f-3 Plan for Money Market Series, U.S. Treasury Money Market Series and Short-Intermediate Term Series. Incorporated by reference to Exhibit No. 18(b) to Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A via EDGAR on February 4, 1997
     (File No. 2-74139).

     (f) Rule 18f-3 Plan for U.S. Treasury Money Market Series dated
     August 15, 2002. Incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 2-74139).

(11) Opinion and Consent of Sullivan & Worcester (filed herewith).


(12) Opinion and Consent of Shearman & Sterling LLP regarding tax matters to be filed by amendment.

(13) Not Applicable.

(14) Consent of independent accountants to be filed by amendment.

(15) Not Applicable.

(16) (a) Powers of attorney. Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 32 to the Registration Statement on Form N1-A filed via EDGAR on January 28, 2003 (File No. 2-74139).

     (b) Powers of attorney for Delayne Dedrick Gold and Thomas T. Mooney. Incorporated by reference to Exhibit No. 16(b) to the Registration Statement on Form N-14 filed via EDGAR on January 7, 2004.

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended November 30, 2002. Incorporated by reference to Form 24f-2 filed with the Securities and Exchange Commission on February 26, 2003.

     (b) Form of Proxy (filed herewith).

ITEM 17.  UNDERTAKINGS

     1. The Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the ____ day of May, 2004.

                                  DRYDEN GOVERNMENT SECURITIES TRUST


                                  By:                    *
                                      -----------------------------------------
                                      Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


            SIGNATURE                 TITLE                            DATE
            ---------                 -----                            ----
               *
------------------------------        Trustee
     Delayne Dedrick Gold


               *
------------------------------        Vice President and Trustee
        Robert F. Gunia


               *
------------------------------        Trustee
       Robert E. La Blanc


               *
------------------------------        Trustee
        Thomas T. Mooney


               *
------------------------------        Trustee
       Richard A. Redeker


               *
------------------------------        President and Trustee
          Judy A. Rice


               *
------------------------------        Trustee
         Robin B. Smith

               *
------------------------------        Treasurer and Principal Financial and
        Grace C. Torres                 Accounting Officer



By: /s/ Jonathan D. Shain
------------------------------
        Jonathan D. Shain
        (Attorney-in-Fact)



                                                               May  , 2004

                                 EXHIBIT INDEX



Exhibit        Description
-------        -----------

(11)           Opinion and Consent of Sullivan & Worcester.

(17)(b)        Form of Proxy.
